UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement

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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

AÉROPOSTALE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

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AÉROPOSTALE, INC.
112 West 34th Street, 22nd Floor
New York, NY 10120
646-485-5398

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 14, 2006

To the Stockholders of Aéropostale, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aéropostale, Inc., a Delaware corporation (the “Company”), will be held at The Pierre Hotel at 2 East 61st Street, New York, New York, 10021 on June 14, 2006, at 2:00 p.m., local time, for the following purposes:

1. To elect nine (9) directors to the Board of Directors to serve for terms of one year, or until their successors are elected and qualified;

2. To approve our Amended and Restated 1998 Stock Option Plan;

3. To approve our Amended and Restated 2002 Long Term Incentive Plan;

4. To ratify the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2007; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 28, 2006 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof.

Your vote is important. Whether or not you plan to attend the meeting, please sign, date, and mail the enclosed proxy in the envelope provided. If you attend the meeting, you may vote in person and your proxy will not be used.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

Edward M. Slezak
Secretary

May 12, 2006

AÉROPOSTALE, INC.
112 West 34th Street, 22nd Floor
New York, NY 10120
646-485-5398

ANNUAL MEETING OF STOCKHOLDERS
June 14, 2006

PROXY STATEMENT

Introduction

Our Board of Directors is soliciting proxies for the 2006 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

In this Proxy Statement:

•	“we” and “the Company” mean Aeropostale, Inc. Our executive offices are located at 112 West 34th Street, New York, New York 10120; and

•	“Annual Meeting” means the 2006 Annual Meeting of Stockholders to be held on June 14, 2006, at 2:00 p.m. in The Pierre Hotel at 2 East 61st Street, New York, New York, 10021, and any adjournment or postponement thereof.

A copy of our 2005 Annual Report to Stockholders, this Proxy Statement and accompanying proxy card are being mailed to our stockholders beginning on or about May 12, 2006.

ABOUT THE MEETING

All shares represented by properly executed proxies received by the Company prior to the meeting will be voted in accordance with the stockholders’ directions. A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (Attention: Edward M. Slezak, General Counsel and Secretary) or delivered in person at the meeting, by filing a duly executed, later dated proxy or by attending the meeting and voting in person.

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of nine (9) directors, approving our Amended and Restated 1998 Stock Option Plan, approving our Amended and Restated 2002 Long Term Incentive Plan, ratifying the appointment of our independent registered public accounting firm and acting upon any other matter to properly come before the meeting.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on April 28, 2006, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting or any postponements or adjournments of the meeting.

What if my shares are held in “Street Name” by a broker?

If you are the beneficial owner of shares held in “street name” by a broker, then your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. If you do not give instructions to your broker, then your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items, for which you do not give instructions, the shares will be treated as “broker non-votes.” A discretionary item is a proposal that is considered routine under the rules of the New York Stock Exchange. Shares held in street name may be voted by your broker on discretionary items in the absence of voting instructions given by you. Proposals 1 and 4 to be presented at the Annual Meeting are considered routine and therefore may be voted upon by your broker if you do not give instructions for the shares held by your broker. Proposals 2 and 3, however, are not considered routine and, therefore, may not be voted on by your broker absent instructions by you.

What are the voting rights of the holders of Aéropostale’s common stock?

Holders of our common stock are entitled to one (1) vote, for each share held of record, on all matters submitted to a vote of the stockholders, including the election of directors. Stockholders do not have cumulative voting rights.

Who can attend the meeting?

Subject to space availability, all common stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 1:30 p.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of record of the issued and outstanding shares of capital stock representing a majority of the votes entitled to be cast at the meeting constitutes a quorum, thereby permitting the meeting to conduct its business. As of the record date, April 28, 2006, 54,518,577 shares of our common stock were issued and outstanding. Thus, the presence of the holders of common stock representing at least 27,259,289 votes will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the Annual Meeting, either with or without a vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the meeting, the people named in the enclosed proxy will vote all shares of our common stock for which they have voting authority in favor of the adjournment. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

How do I vote?

1. You may vote by mail.  If you properly complete and sign the enclosed proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed either in the United States or Canada.

2. You may vote by telephone.  If you are a registered stockholder (if you hold your common stock in your own name), you may submit your voting instructions by telephone by following the instructions printed on the proxy card. If you submit your voting instructions by telephone, you do not have to mail in your proxy card.

3. You may vote on the Internet.  If you are a registered stockholder (if you hold your common stock in your own name), you may vote on the Internet by following the instructions printed on the proxy card. If you vote on the Internet, you do not have to mail in your proxy card.

If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person or vote in person by ballot at the meeting. If your shares are held in “street name” and you wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares.

Can I change my vote after I submit my Proxy?

Yes, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	signing and returning another proxy card with a later date;

•	submitting another proxy by telephone or on the Internet (your latest telephone or Internet voting instructions are followed);

•	giving written notice of revocation to the Company’s Secretary prior to or at the Annual Meeting; or

•	voting at the Annual Meeting.

Your attendance at the meeting will not have the effect of revoking your proxy unless you give written notice of revocation to the Corporate Secretary of the Company before the polls are closed on the date of the Annual Meeting. Any written notice revoking a proxy should be sent to our Corporate Secretary at 112 West 34th Street, New York, New York 10120 and must be received before the polls are closed.

How does the Board of Directors recommend I vote on the Proposals?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, your Board recommends that you vote:

•	FOR election of the nine nominees to the Board of Directors;

•	FOR approval of the Company’s Amended and Restated 1998 Stock Option Plan;

•	FOR approval of the Company’s Amended and Restated 2002 Long Term Incentive Plan; and

•	FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2006.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What are my voting options on each Proposal?

You have several choices on each of the matters to be voted upon at the Annual Meeting. On the election of directors, by checking the appropriate box on your proxy card, you may: (a) vote for all of the director nominees as a group; (b) withhold authority to vote for all director nominees as a group; or (c) vote for all director nominees as a group except those nominees you identify as directors voting against. On the other matters, by checking the appropriate box, you may: (a) vote “For” the proposal; (b) vote “Against” the proposal; or (c) “Abstain” from voting on the proposal by checking “Withhold”.

How many votes are required to approve the Proposals?

For Proposal 1, pursuant to our bylaws and Delaware law, directors receiving a plurality of the votes represented and entitled to vote at the meeting shall be required. For Proposal 4, pursuant to our bylaws and Delaware law, an affirmative vote of a majority of shares of common stock represented and entitled to vote at the meeting is required to approve this proposal. Abstentions will have no effect on the outcome of these proposals. Broker non-votes will not result from these proposals. For Proposals 2 and 3, in accordance with New York Stock Exchange listing requirements, an affirmative vote of the holders of a majority of shares of common stock cast on such proposal, in person or by proxy, is required, provided that the total vote cast on the proposal represents over 50% of the outstanding shares of common stock entitled to vote on the proposal. Votes “for” and “against” and abstentions count as votes cast, while broker non-votes do not count as votes cast. All outstanding shares, including broker non-votes, count as shares entitled to vote. Thus, the total sum of votes “for,” plus votes “against,” plus abstentions, which is referred to as the “NYSE Votes Cast,” must be greater than 50% of the total outstanding shares of our common stock. Once satisfied, the number of votes “for” the proposal must be greater than 50% of the NYSE Votes Cast. Thus, broker non-votes can make it difficult to satisfy the NYSE Votes Cast requirement, and abstentions have the effect of a vote against this proposal.

How will abstentions be treated?

If you abstain from voting on one or more proposals, we will still include your shares for purposes of determining whether a quorum is present. Pursuant to our bylaws, we will not treat abstentions as votes for or against Proposals 1 and 4. However, the NYSE Votes Cast requirement treats abstentions as a vote against Proposals 2 and 3.

What happens if a nominee for Director is unable to stand for election?

If a nominee is unable to stand for election, our Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

Ownership of Common Stock

The following table shows, as of April 18, 2006, certain information with regard to the beneficial ownership of the Company’s Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company’s directors and nominees; (iii) each executive officer named in the summary compensation table below; and (iv) all directors and executive officers as a group.

	Shares
	Beneficially Owned(1)
	Number	Percent

5% Beneficial Owners
FMR Corp(2)	8,131,238	14.92
82 Devonshire Street
Boston, Ma. 02109
Massachusetts Financial Services Company(3)	3,911,490	7.18
500 Buylston Street
Boston, Ma. 02116
Scout Capital Partners, L.P., et. al(4)	2,750,000	5.05%
320 Park Avenue, 33rd floor
New York, NY 10022
Directors and Executive Officers
Julian R. Geiger(5)	666,265	1.22
Christopher L. Finazzo(5)	147,644	*
Thomas P. Johnson(5)	92,524	*
Michael J. Cunningham(5)	88,913	*
Olivera Lazic-Zangas(5)	142,950	*
Bodil Arlander	33,000	*
Ronald R. Beegle(5)	25,500	*
Mary Elizabeth Burton(5)	10,500	*
Robert B. Chavez(5)	11,500	*
David H. Edwab(5)	10,500	*
John D. Howard	311,854	*
Karin Hirtler-Garvey	—	*
David B. Vermylen(5)	25,500	*
All directors and executive officers as a group (19 persons)(5)	1,587,113	2.88

*	Represents less than 1% of the outstanding shares of the Company’s common stock.

(1)	Unless otherwise indicated, each of the stockholders has sole voting and dispositive power with respect to the shares of common stock beneficially owned. The percent is based upon the 54,492,752 shares outstanding on April 18, 2006 and the number of shares, if any, as to which the named person has the right to acquire upon options becoming exercisable or restricted stock vesting within 60 days of April 18, 2006.

(2)	Share ownership for FMR Corp. was obtained from a Schedule 13G, dated February 14, 2006, and filed with the Securities and Exchange Commission.

(3)	Share ownership for Massachusetts Financial Services Company was obtained from a Schedule 13G, dated February 10, 2006, and filed with the Securities and Exchange Commission.

(4)	Share ownership for Scout Capital Partners, L.P., et.al. was obtained from a Schedule 13G/A, dated January 26, 2006, filed with the Securities and Exchange Commission. Scout Capital, the general partner of Scout Partners and Scout Partners II, has the power to direct the affairs of Scout Partners and Scout Partners II, including decisions with respect to the disposition of the proceeds from the sale of the shares. Mr. Weiss and Mr. Crichton are the principals and the managing members of Scout Capital and in that capacity direct its operations. Scout Capital Fund and other Accounts are clients of Scout Capital Management, of which Mr. Weiss and Mr. Crichton are the principals and the managing members. Each of the clients of Scout Capital Management has the power to direct the receipt of dividends from, or the proceeds of sale of, such shares.

(5)	Includes the following shares for options and shares of common stock underlying restricted stock awards exercisable within 60 days of April 18, 2006:

Mr. Geiger	173,317
Mr. Finazzo	147,644
Mr. Johnson	35,840
Mr. Cunningham	33,825
Ms. Lazic-Zangas	86,500
Mr. Beegle	22,500
Ms. Burton	7,500
Mr. Chavez	8,500
Mr. Edwab	7,500
Mr. Vermylen	22,500
All directors and executive officers as a group	564,439

PROPOSAL 1 — ELECTION OF DIRECTORS

General

At the meeting, the stockholders will be asked to elect nine (9) directors. The Board has nominated, upon the recommendation of our nominating and corporate governance committee, the nine current members of the Board named below. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the nine nominees named below to constitute the entire Board. Each nominee shall be elected for a term of one year or until such nominee’s successor is elected and qualified. Each nominee is currently serving as a director of the Company and has indicated a willingness to continue to serve. In case any nominee is not a candidate at the meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remainder of the nominees and to vote for a substitute nominee in their discretion in such class, as they shall determine. Information regarding the nominees as of April 18, 2006, is set forth below.

Pursuant to our bylaws, the Board of Directors has resolved that the size of our Board of Directors shall be fixed, from time to time, by a vote of a majority of the members of the Board of Directors.

Information Regarding Nominees

Bodil Arlander, 42, has served as a director since August 1998 and currently is a Senior Managing Director at Bear, Stearns & Co. Inc., which she joined in April 1997, as well as a partner in the Bear Stearns Private Equity Fund. She is also a member of the board of directors of the publicly traded company New York & Company, Inc., as well as several privately held corporations.

Ronald R. Beegle, 43, has served as director since August 2003 and is a founding Partner of Goode Partners LLC, a private equity firm focused on investments in small to middle market consumer product, retail, and restaurant companies. Prior to forming Goode Partners and from 2004 through 2005, Mr. Beegle was the Chairman of Credit Suisse Group’s Global Consumer/Retail Investors Unit. Previously, Mr. Beegle had been employed by Gap Inc. from 1996 until 2003 and had most recently served as Chief Operating Officer of the company’s flagship Gap division. He is a member of the Audit and Nominating and Corporate Governance Committees of the Board.

Mary Elizabeth Burton, 54, has served as a director since April 2001 and currently is the interim Chief Executive Officer of Zale Corporation as well as Chairman and Chief Executive Officer of BB Capital, Inc., a company she founded in 1992 whose services currently include retail turnaround consulting and interim CEO management. Previously, Ms. Burton served as Chief Executive Officer of a number of companies including

Supercuts, Inc., PIP Printing and Cosmetic Center, Inc. Ms. Burton is also a member of the board of directors of the following publicly held companies, Staples, Inc., Zale Corporation and Rent-a-Center. She is Chairperson of the Compensation Committee and is a member of the Audit and Nominating and Corporate Governance Committees.

Robert B. Chavez, 51, has served as a director since April 2004 and currently is the President and Chief Executive Officer at Hermes of Paris, Inc., which he joined in August 2000. Between 1992 and August 2000 Mr. Chavez was the Chief Executive Officer at Etienne Aigner. Mr. Chavez was also President of Frederic Fekkai (Hair Services and Products), a division of Chanel, Inc. from May 2000 through July 2000. He is a member of the Compensation and Nominating and Corporate Governance Committees of the Board.

David H. Edwab, 51, has served as a director since January 2001 and currently is the Vice Chairman and a director of The Men’s Wearhouse, Inc. From 2000 to 2001, Mr. Edwab was a Senior Managing Director at Bear, Stearns & Co. Inc., serving as the Group Head for Retail Investment Banking. Prior to that time, he held several positions at The Men’s Wearhouse since 1991 including Treasurer, Chief Financial Officer, Chief Operating Officer and President. Mr. Edwab is a certified public accountant. Mr. Edwab is also a member of the board of directors of the publicly traded company New York & Company, Inc. as well as several privately held corporations. He is our Lead Independent Director, Chairman of the Audit Committee and a member of the Nominating and Corporate Governance Committee.

Julian R. Geiger, 60, has served as our Chairman and Chief Executive Officer since August 1998. From 1996 to 1998, he held the position of President and Chief Executive Officer of Federated Specialty Stores, a division of Federated Department Stores, Inc., which included Aéropostale. Before joining Federated, he was President of the Eagle Eye Kids wholesale and retail divisions of Asian American Partners from 1993 to 1996. Prior to that time, Mr. Geiger held a wide range of merchandising positions from 1975 to 1993 at R.H. Macy & Co., Inc., including President of Merchandising for Macy’s East responsible for Young Men’s, Juniors, Misses Coats and Misses Swimwear.

Karin Hirtler-Garvey, 49, has served as a director since August 2005 and was formerly Chief Operating Officer, Global Markets for Bank of America (formerly Nations Bank). Ms. Hirtler-Garvey joined Bank of America in September of 1995 and held various senior management positions within the organization until March of 2005. Prior to becoming Chief Operating Officer, Global Markets, from April to October of 2004, Ms. Hirtler-Garvey held the position of President of Trust and Credit Banking Products. From June 2001 to March 2004, Ms. Hirtler-Garvey held the position of Chief Financial Officer/Chief Operating Officer for the Wealth and Investment Management division. Ms. Hirtler-Garvey is currently a principal in a start-up real estate development venture based in New Jersey. Ms. Hirtler-Garvey is a certified public accountant. She is a member of the Audit and Nominating and Corporate Governance Committees of the Board.

John D. Howard, 53, has served as a director since August 1998 and is currently a Senior Managing Director of Bear, Stearns & Co. Inc. and is the Chief Executive Officer of Bear Stearns Merchant Banking LLC, an affiliate of Bear, Stearns & Co. Inc. Mr. Howard has been the head of the merchant banking department of Bear, Stearns & Co. Inc. since its inception in 1997. Mr. Howard is also a member of the board of directors of the publicly traded companies New York & Company, Inc. and Integrated Circuit Systems, Inc., as well as a director of several privately held corporations.

David B. Vermylen, 55, has served as a director since May 2003. Since January 2005 he has been President & COO of Treehouse Foods. Previously, Mr. Vermylen had been employed by Keebler Company from 1996 until 2002 and had served as its Chief Executive Officer and President from 2001. Mr. Vermylen also serves as a director of a privately held corporation. He is Chairman of the Nominating and Corporate Governance Committee and is a member of the Compensation Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE
“FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

Information Concerning Board of Directors

During the fiscal year ended January 28, 2006 (“Fiscal 2005”), the Board of Directors met six (6) times. The Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. During Fiscal 2005, each of the Company’s incumbent directors participated in at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the Board Committee or Committees upon which such director was an incumbent member, other than John Howard who attended four of the six Board of Director meetings and who does not currently serve on any Board Committees.

Effective, for fiscal 2005, our independent directors are paid a $25,000 annual retainer, $1,500 for each board meeting attended and $500 for each telephonic meeting. Our Lead Independent Director is paid a $25,000 annual retainer. Our Audit Committee chairperson will be paid a $20,000 retainer, our Compensation Committee chairperson will be paid $10,000 and our Nominating and Corporate Governance chairperson will be paid a $7,500 retainer, and each committee member will be paid $1,500 for each committee meeting attended, $500 for each telephonic meeting attended and are reimbursed for travel expenses relating to attending Board, Committee or Company business meetings. In addition, new independent directors shall receive 10,000 stock options when appointed to the Board. Each incumbent director is eligible to receive 2,000 restricted shares annually, all dependent upon the Company’s achievement of financial targets.

Directors who are employees of the Company or are otherwise not considered independent do not receive separate compensation for serving as directors.

It is the Company’s policy to recommend that all directors attend the Company’s annual shareholders meeting. In fiscal 2005, seven of the companies eight directors attended the annual meeting.

Committees of the Board of Directors

Audit Committee.  The Board of Directors maintains an Audit Committee, consisting of Mr. Edwab (Chairman), Mr. Beegle, Ms. Burton and Ms. Hirtler-Garvey, each of who are considered “independent” under the New York Stock Exchange listing standards. The Board has determined that Mr. Edwab is qualified as the audit committee’s financial expert within the meaning of the SEC regulations and the Board has determined that he has accounting and financial management expertise within the meaning of the standards of the New York Stock Exchange. The Board has determined that all members of our Audit Committee are independent within the meaning of the SEC regulations relating to audit committee independence, the listing standards of New York Stock Exchange and the Company’s Corporate Governance Guidelines.

The primary responsibility of the Audit Committee is to confirm the independence of the Company’s registered public accounting firm, and to review the scope of audit and non-audit services, internal audit procedures and the adequacy of internal controls. The Audit Committee meets with management and the Company’s independent registered public accounting firm. The Audit Committee met seven (7) times during Fiscal 2005. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent registered public accounting firm without the presence of the Company’s management.

The charter of the Audit Committee of the Board of Directors specifies that the purpose of the Committee is to assist the Board of Directors in its responsibility to oversee the integrity of the audit process, financial reporting and internal accounting controls of the Company.

In connection with the New York Stock Exchange’s adopting its revised Corporate Governance Standards, we amended the Company’s Audit Committee Charter in November 2004. The full text of the Committee’s charter is available on the Investor Relations portion of our website (www.aeropostale.com).

In carrying out these responsibilities, the Audit Committee, among other things:

•	appoints, and monitors the performance of, the independent registered public accounting firm;

•	oversees and reviews accounting policies and practices and internal controls;

•	oversees and monitors the Company’s financial statements and audits;

•	oversees matters relating to communications with the independent registered public accounting firm and management;

•	reviews the annual report to be included in the Company’s proxy statement; and

•	oversees, to the extent it deems necessary, matters related to related party transactions, if any.

As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent registered public accounting firm all annual financial statements and quarterly operating results prior to their issuance. During fiscal 2005, management advised the Committee that each set of financial statements had been prepared in accordance with generally accepted accounting principles. Management also reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent registered public accounting firm about matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the adoption of, or changes to, the Company’s significant internal auditing and accounting policies and procedures as suggested by the independent registered public accounting firm, internal audit and management and any management letters provided by the outside auditors and the response to those letters. The Committee also discussed with our independent registered public accounting firm matters relating to its independence, including a review of audit and non-audit fees and the disclosures made to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has received a written disclosure letter as required by that standard. The Audit Committee has also received, reviewed and discussed with the Company’s independent registered public accounting firm the report required by section 10A(k) of the Securities Exchange Act of 1934.

Compensation Committee.  The Board of Directors also has a Compensation Committee, consisting of Ms. Burton (Chairperson), Mr. Chavez and Mr. Vermylen. The primary responsibility of the Compensation Committee is to establish compensation and incentives for the Company’s executive officers and to administer the Company’s incentive compensation and benefit plans, including the Company’s 1998 Stock Option Plan and 2002 Long-Term Incentive Plan. The Compensation Committee met two (2) times during Fiscal 2005 and also met informally, either in person or by phone, on a number of occasions during Fiscal 2005.

Nominating and Corporate Governance Committee.  The Board of Directors also has a Nominating and Corporate Governance Committee consisting of Mr. Vermylen (Chairman), Mr. Beegle, Mr. Edwab, Mr. Chavez, Ms. Hirtler-Garvey and Ms. Burton, each of whom satisfy the independence requirements of the New York Stock Exchange. The primary responsibility of the Nominating and Corporate Governance Committee is identifying and recommending qualified individuals to the Board of Directors. This committee provides oversight and guidance to the Board of Directors to ensure that the membership, structure, policies and processes of the Board and its committees facilitate the effective exercise of the Board’s role in our governance. The committee reviews and evaluates the policies and practices with respect to the size, composition and functioning of the board, evaluates the qualifications of and recommends to the full Board candidates for election as Directors, and reviews and recommends to the full Board the compensation and benefits for non-employee Directors. The Governance and Nominating Committee recommended to the Board of Directors that all incumbent members of the Board of Directors stand for election at our 2006 Annual Meeting. The Nominating and Corporate Governance Committee met two (2) times during fiscal 2005.

The non-management directors meet at scheduled executive sessions of the Board of Directors. Our Lead Independent Director presides over those meetings at executive session.

In fiscal 2005, our Chief Executive Officer certified, in accordance with section 303.12(a) of the NYSE Listed Company Manual, that he was not aware of any violation by the Company of the NYSE’s corporate governance listing standards as of the date of such certification.

How does the Board select nominees for the Board?

The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by its members, other Board members and by management. This committee will consider Director candidates from stockholders for election at the 2007 annual meeting if such nominees are submitted in accordance with the procedures set forth in the section of this Proxy Statement entitled “Additional Information — Advanced Notice Procedures.”

The Nominating and Corporate Governance Committee, at the direction of the Committee Chair, makes an initial determination as to whether to conduct a full evaluation of a prospective candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may request that additional information about the prospective nominee’s background and experience be gathered and a report be prepared for the Committee. The Committee then would evaluate the prospective nominee against the standards and qualifications set out in the Company’s Corporate Governance Guidelines, including, independence, integrity, experience, sound judgment in areas relevant to the Company’s businesses and willingness to commit sufficient time to the Board, all in the context of an assessment of the perceived needs of the Board at that point in time. The Committee will also measure candidates against the criteria it sets, including skills and attributes that reflect the values of the Company. The Nominating and Corporate Governance Committee will also be responsible for reviewing with the Board, on an annual basis, the criteria it believes appropriate for Board membership.

The Committee will also consider such other relevant factors, as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. Depending on the needs of the Company at the time, the prospective nominees and such other factors as the Committee deems in its business judgment to be relevant, the Committee will take such other steps as are necessary to evaluate the prospective nominee, including, if warranted, one or more of the members of the Committee interviewing the prospective nominee. After completing this evaluation and other steps of the process the Committee would make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

Does the Company have a Code of Ethics?

Our Code of Business Conduct and Ethics is applicable to all our officers, directors and employees, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code is available on the Investor Relations portion of our website (www.aeropostale.com). We intend to post amendments to or waivers from the Code, if any, (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer or Directors).

How do stockholders communicate with the Board?

Stockholders and other parties interested in communicating directly with the Board, the presiding non-management director or with the non-management directors as a group may do so by writing to the Board of Directors, c/o General Counsel and Secretary, Aeropostale, Inc., 112 West 34th Street, New York, New York 10120 or e-mail at investorrelations@aeropostale.com to the attention of the General Counsel. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns, if any, relating to accounting, internal controls or auditing matters would be brought immediately to the attention of the Company’s Chief Financial Officer and/or General Counsel and handled in accordance with procedures established by the Audit Committee with respect to such matters.

PROPOSAL 2

PROPOSAL TO APPROVE THE COMPANY’S
AMENDED AND RESTATED 1998 STOCK OPTION PLAN

Our stockholders are asked to act upon a proposal to approve and ratify our Amended and Restated 1998 Stock Option Plan, which amends and restates our 1998 Stock Option Plan (the “1998 Plan”), in order to have the 1998 Plan comply with Section 409A of the Internal Revenue Code. A copy of the proposed Amended and Restated 1998 Stock Option Plan (the “Amended and Restated 1998 Plan”), which amends and restates our 1998 Plan, is attached as Annex A to this Proxy Statement, which you should read. A summary of the principal provisions of the 1998 Plan is set forth below. The summary is qualified by reference to the full text of the Amended and Restated 1998 Plan, which is attached as Annex A to this Proxy Statement.

General

The Board of Directors of the Company (the “Board”) and the stockholders previously adopted and approved the 1998 Plan. The Board has adopted an amendment and restatement of the 1998 Plan (the “Amended and Restated 1998 Plan”), subject to stockholder approval. The Amended and Restated 1998 Plan would allow the Compensation Committee (the “Committee”) to adopt amendments to the Amended and Restated 1998 Plan and any applicable award agreement, or to adopt policies and procedures, or take any other actions that the Committee deems necessary to exempt an award from Section 409A of the Internal Revenue Code of 1986, as amended, (the “Code”), as adopted by The American Jobs Creation Act of 2004, or to comply with the requirements of Section 409A of the Code.

As a result of newly enacted Section 409A of the Internal Revenue Code, the Amended and Restated 1998 Plan incorporates language providing that the 1998 Plan comply with the requirements of Section 409A of the Code as it pertains to deferred compensation arrangements. This amendment generally requires that the ancillary award agreements (option or restricted stock) specify, to the extent required, the specific variables to insure compliance. The amendment includes reference to those exceptions to Section 409A that are applicable. In addition, the plan has been amended to permit the subsequent modification of both the 1998 Plan documents, as well as awards granted pursuant to the 1998 Plan to the extent required by subsequent regulatory guidance to be issued by the Internal Revenue Service or other governmental agencies related to Section 409A of the Code.

The Amended and Restated 1998 Plan will become effective when approved by our stockholders at the 2006 Annual Meeting of Stockholders. The Amended and Restated 1998 Plan is being submitted to our stockholders in compliance with New York Stock Exchange requirements.

Stockholder approval of the Amended and Restated 1998 Plan will constitute stockholder reapproval of the performance criteria in the 1998 Plan (which have not been amended under the Amended and Restated 1998 Plan) and will satisfy the stockholder approval requirements of Section 162(m) for five years. If the Amended and Restated 1998 Plan is not approved by our stockholders, the 1998 Plan will continue in full force in accordance with its terms as they were in effect immediately prior to the adoption of the Amended and Restated 1998 Plan, and the Amended and Restated 1998 Plan will not take effect. Other than the changes reflected in the Amended and Restated 1998 Plan, which is included in Annex A to this Proxy and which are summarized above, the remaining provisions of the 1998 Plan are unchanged.

The 1998 Plan permits the grant of options to purchase up to 9,878,610 shares (giving effect to several stock splits since the plan was adopted). As of April 18, 2006 there were options to purchase 349,516 shares outstanding under the 1998 Plan and 119,113 shares available for future grant. The 1998 Plan prohibits any optionee from receiving options to purchase more than 10% of the shares authorized under the 1998 Plan during any calendar year. The amendment and restatement does not increase the number of shares available under the 1998 Plan.

Benefits Under the 1998 Stock Option Plan

The amount of option shares received by the indicated persons and groups under the 1998 Stock Option Plan since its inception is as follows:

Number of
Name	Shares

Julian Geiger	1,953,707
Christopher Finazzo	705,615
Tom Johnson	321,760
Michael Cunningham	465,706
Olivera Lazic-Zangas	254,021
Bodil Arlander	0
Ronald R. Beegle	0
Mary Elizabeth Burton	28,225
Robert B. Chavez	0
David H. Edwab	0
John D. Howard	0
Karin Hirtler-Garvey	0
David B. Vermylen	0
Current Executive Officers as a Group	3,867,334
Current Directors who are not Executive Officers as a Group	28,225
All Employees (excluding current Executive Officers) as a Group	8,412,625

Federal Income Tax Consequences

Taxation under Section 409A of the Internal Revenue Code

Under Section 409A of the Internal Revenue Code, which was added by the American Jobs Creation Act of 2004, generally effective beginning in 2005, compensation deferred under nonqualified deferred compensation plans that do not satisfy election, distribution and funding restrictions will be subject to current income tax inclusion, a 20% tax and interest assessment in the year of deferral, to the extent not subject to a substantial risk of forfeiture and not previously included in gross income.

Tax Consequences to the Company

There will be no tax consequences to us except that we will be entitled to a deduction when a participant recognizes ordinary income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code. We may be required to pay employment taxes with respect to any compensation taxed as ordinary income recognized by a participant recognized as a result of an award.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount the optionee pays to receive those shares (i.e. the exercise price). A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the excess of the fair market value on the date of sale over the price paid for such shares (i.e. the exercise price)) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

Vote Required

In accordance with New York Stock Exchange listing requirements, adoption of the Amended and Restated 1998 Plan requires an affirmative vote of the holders of a majority of shares of common stock cast on such proposal, in person or by proxy, provided that the total vote cast on the proposal represents over 50% of the outstanding shares of common stock entitled to vote on the proposal. Votes “for” and “against” and abstentions count as votes cast, while broker non-votes do not count as votes cast. All outstanding shares, including broker non-votes, count as shares entitled to vote. Thus, the total sum of votes “for,” plus votes “against,” plus abstentions, which is referred to as the “NYSE Votes Cast,” must be greater than 50% of the total outstanding shares of our common stock. Once satisfied, the number of votes “for” the proposal must be greater than 50% of NYSE Votes Cast. Abstentions will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL
OF THE COMPANY’S AMENDED AND RESTATED 1998 STOCK OPTION PLAN.

PROPOSAL 3

PROPOSAL TO APPROVE THE COMPANY’S
AMENDED AND RESTATED 2002 LONG TERM INCENTIVE PLAN

Our stockholders are asked to act upon a proposal to approve and ratify our Amended and Restated 2002 Long Term Incentive Plan, which amends and restates our 2002 Long Term Incentive Plan (the “2002 Plan”), in order to have the 2002 Plan comply with Section 409A of the Internal Revenue Code. A copy of the proposed Amended and Restated 2002 Long Term Incentive Plan (the “Amended and Restated 2002 Plan”), which amends and restates our 2002 Plan, is attached as Annex B to this Proxy Statement, which you should read. A summary of the principal provisions of the 2002 Plan is set forth below. The summary is qualified by reference to the full text of the Amended and Restated 2002 Plan, which is attached as Annex B to this Proxy Statement.

General

The Board of Directors of the Company (the “Board”) and the stockholders previously adopted and approved the 2002 Plan. The Board has adopted an amendment and restatement of the 2002 Plan (the “Amended and Restated 2002 Plan”), subject to stockholder approval. The Amended and Restated 2002 Plan would allow the Compensation Committee (the “Committee”) to adopt amendments to the Amended and Restated 2002 Plan and any applicable award agreement, or to adopt policies and procedures, or take any other actions that the Committee deems necessary to exempt an award from Section 409A of the Code, as adopted by The American Jobs Creation Act of 2004, or to comply with the requirements of Section 409A of the Code.

As a result of newly enacted Section 409A of the Internal Revenue Code, the Amended and Restated 2002 Plan incorporates language providing that the 2002 Plan comply with the requirements of Section 409A of the Code as it pertains to deferred compensation arrangements. This amendment generally requires that the ancillary award agreements (option or restricted stock) specify, to the extent required, the specific variables to insure compliance. The amendment includes reference to those exceptions to Section 409A that are applicable. In addition, the plan has been amended to permit the subsequent modification of both the 2002 Plan documents, as well as awards granted pursuant to the 2002 Plan to the extent required by subsequent regulatory guidance to be issued by the Internal Revenue Service or other governmental agencies related to Section 409A of the Code.

The Amended and Restated 2002 Plan will become effective when approved by our stockholders at the 2006 Annual Meeting of Stockholders. The Amended and Restated 2002 Plan is being submitted to our stockholders in compliance with New York Stock Exchange requirements and to allow for certain performance-based cash and equity compensation that is paid thereunder to be deductible by the Company for federal income tax purposes under Section 162(m) of the Code. Section 162(m) places a $1 million annual limit on the amount of compensation paid to each of the Company’s named executive officers that may be deducted by the Company for federal income tax purposes, generally, unless such compensation constitutes “qualified performance-based compensation,” which is based on the achievement of pre-established performance goals set by a committee of the Board and/or the Board itself pursuant to an incentive plan that has been approved by our stockholders.

Stockholder approval of the Amended and Restated 2002 Plan will constitute stockholder reapproval of the performance criteria in the 2002 Plan (which have not been significantly changed under the Amended and Restated 2002 Plan and which are described below) and will satisfy the stockholder approval requirements of Section 162(m) for five years. If the Amended and Restated 2002 Plan is not approved by our stockholders, the 2002 Plan will continue in full force in accordance with its terms as they were in effect immediately prior to the adoption of the Amended and Restated 2002 Plan, and the Amended and Restated 2002 Plan will not take effect.

The 2002 Plan permits the grant of options to purchase up to 2,603,334 shares (giving effect to a stock split since the plan was adopted). As of April 18, 2006 there were unvested RSA’s and options to purchase 1,776,972 shares outstanding under the 2002 Plan and 501,241 shares available for future grant. The 2002 Plan prohibits any optionee from receiving options to purchase more than 10% of the shares authorized under the Plan during any calendar year. The amendment and restatement does not increase the number of shares available under the 2002 Plan.

Description of the 2002 Plan

The 2002 Plan is administered by the Compensation Committee. The Compensation Committee selects those key executives of the Company with significant operating and financial responsibility who are likely to be “covered employees” (within the meaning of Section 162(m) of the Code) in respect of the relevant fiscal year, to be eligible to earn annual incentive compensation payments under the Incentive Plan.

Under the Incentive Plan, awards may include cash and equity based awards, including stock options, restricted stock and stock appreciation rights, issuable under any of the Company’s existing benefit plans. Award opportunities may be expressed in dollar amounts, as a multiple of salary or pursuant to a formula. The performance goals selected by the Compensation Committee for awards intended to qualify under Section 162(m) of the Code, shall be based on any of the following criteria, either alone or in any combination, and on either a consolidated or business unit level, as the Compensation Committee may in each case determine:

•	net income;

•	sales revenue;

•	gross profit;

•	gross margin;

•	return on assets;

•	earnings per share;

•	return on equity;

•	return on investment;

•	price of the Company’s Common Stock:

•	sales productivity;

•	comparable store sales growth; or

•	market share.

The foregoing terms shall have any reasonable definitions that the Compensation Committee may specify, which may include or exclude any or all of the following items, as the Compensation Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; discontinued operations; acquisition expenses; and effects of acquisitions and divestitures. Any of the foregoing criteria may apply to a participant’s award opportunity for any year in its entirety or to any designated portion of the award opportunity, as the Compensation Committee may specify.

Except with respect to awards intended to satisfy Section 162(m) of the Code to the extent such section and the regulations issued pursuant to such section limit the Compensation Committee’s discretion, the Compensation Committee may adjust the performance goals for any fiscal year as it deems equitable in recognition of unusual or non-recurring events affecting the Company’s performance or changes in applicable tax laws or accounting principles.

Benefits Under the 2002 Long Term Incentive Plan

The amount of option shares received by the indicated persons and groups under the 2002 Long Term Incentive Plan since its inception is as follows:

	Number of	Number of
	Option	Restricted
Name	Shares	Shares

Julian Geiger	282,562	106,813
Christopher Finazzo	91,400	19,200
Tom Johnson	82,300	16,200
Michael Cunningham	82,300	16,200
Olivera Lazic-Zangas	55,200	9,800
Bodil Arlander	0	0
Ronald R. Beegle	30,000	5,500
Mary Elizabeth Burton	15,000	5,500
Robert B. Chavez	15,000	7,000
David H. Edwab	45,000	5,500
John D. Howard	0	0
Karin Hirtler-Garvey	15,000	5,000
David B. Vermylen	30,000	5,500
Current Executive Officers as a Group	743,912	207,763
Current Directors who are not Executive Officers as a Group	150,000	34,000
All Employees (excluding current Executive Officers)	1,019,764	84,450

Federal Income Tax Consequences

Taxation under Section 409A of the Internal Revenue Code

Under Section 409A of the Internal Revenue Code, which was added by the American Jobs Creation Act of 2004, generally effective beginning in 2005, compensation deferred under nonqualified deferred compensation plans that do not satisfy election, distribution and funding restrictions will be subject to current income tax inclusion, a 20% tax and interest assessment in the year of deferral, to the extent not subject to a substantial risk of forfeiture and not previously included in gross income.

Tax Consequences to the Company

There will be no tax consequences to us except that we will be entitled to a deduction when a participant recognizes ordinary income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code. We may be required to pay employment taxes with respect to any compensation taxed as ordinary income recognized by a participant recognized as a result of an award.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount the optionee pays to receive those shares (e.g., the exercise price). A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the excess of the fair market value on the date of sale over the price paid for such shares (e.g., the exercise price)) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the Amended and Restated 2002 Plan generally follow certain basic patterns:

•	SARs are taxed and deductible in substantially the same manner as nonqualified stock options;

•	nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and

•	stock-based performance awards and other types of awards are generally subject to tax at the time of payment.

In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees.

Vote Required

In accordance with New York Stock Exchange listing requirements, adoption of the Amended and Restated 2002 Plan requires an affirmative vote of the holders of a majority of shares of common stock cast on such proposal, in person or by proxy, provided that the total vote cast on the proposal represents over 50% of the outstanding shares of common stock entitled to vote on the proposal. Votes “for” and “against” and abstentions count as votes cast, while broker non-votes do not count as votes cast. All outstanding shares, including broker non-votes, count as shares entitled to vote. Thus, the total sum of votes “for,” plus votes “against,” plus abstentions, which is referred to as the “NYSE Votes Cast,” must be greater than 50% of the total outstanding shares of our common stock. Once satisfied, the number of votes “for” the proposal must be greater than 50% of NYSE Votes Cast. Abstentions will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2002 LONG TERM INCENTIVE PLAN.

PROPOSAL 4 — RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP has been the Company’s independent registered public accounting firm since 1998, and has reported on the Company’s consolidated financial statements included in the annual report that accompanies this proxy statement. The Audit Committee appoints the Company’s independent registered public accounting firm, and the Audit Committee has reappointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2006. In the event that the stockholders do not ratify the reappointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, the Audit Committee will reconsider the selection of the independent registered public accounting firm. A representative of Deloitte & Touche LLP will be present at the annual meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EXECUTIVE OFFICERS

The following is a list of the Company’s executive officers, followed by their biographical information (other than for Mr. Geiger, whose biographical information appears in the section of this proxy statement entitled “Election of Directors — Nominees”).

Executive Officer	Age	Position

Julian R. Geiger	60	Chairman and Chief Executive Officer
Christopher L. Finazzo	50	Executive Vice President and Chief Merchandising Officer
Thomas P. Johnson	47	Executive Vice President and Chief Operating Officer
Michael J. Cunningham	48	Executive Vice President and Chief Financial Officer
Ann E. Joyce	41	Senior Vice President and Chief Information Officer
Olivera Lazic-Zangas	43	Senior Vice President and Director of Design
Edward M. Slezak	37	Senior Vice President, General Counsel and Secretary
Mary Jo Pile	49	Senior Vice President and Chief Stores Officer
Barbara Pindar	51	Senior Vice President Planning and Allocation
Frederick B. Lamster	52	Senior Vice President of Human Resources
Eric Wesolowski	36	Senior Vice President of Real Estate, Leasing and Construction

Christopher L. Finazzo was promoted to Executive Vice President — Chief Merchandising Officer in February 2002 after serving as Senior Vice President —  General Merchandise Manager from 1999 to February 2002, and as Vice President, Divisional Merchandise Manager for Aéropostale Men’s from 1996 to 1999. From 1994 to 1996, he was President of C&E Marketing and from 1992 to 1994, Director of Merchandise for Shalor Designs. From 1991 to 1992, Mr. Finazzo was Director of Merchandise for his own company, In the Paint, Inc. Prior to then, Mr. Finazzo held various merchandise positions with R.H. Macy’s & Co., Inc. including Sales Manager, Assistant Buyer, Buyer and Administrator.

Thomas P. Johnson was promoted to Executive Vice President — Chief Operating Officer in March 2004 after rejoining us in January 2001 as Senior Vice President — Director of Stores. Mr. Johnson had served as Senior Vice President, Vice President, Regional Manager and District Manager with Federated Specialty Stores from 1989 to 1996. In the interim, he served as Senior Vice President — Director of Stores for David’s Bridal, Inc. in 2000 and as

Senior Vice President — Director of Stores for Brooks Brothers, Inc. from 1997 to 2000. Mr. Johnson also held various field positions at Gap, Inc. as Regional Manager for Banana Republic, District Manager and Store Manager for Gap, Inc. from 1981 to 1989.

Michael J. Cunningham was promoted to Executive Vice President — Chief Financial Officer in March 2004 after serving as Senior Vice President — Chief Financial Officer from August 2000 to March 2004. He previously served as Chairman and Co-Founder of Compass International Services Corporation from 1997 to 1999. He also held various senior executive positions for American Express Company from 1984 to 1997, including Vice President — Operations, Vice President — Finance, and Director of Corporate Finance. Mr. Cunningham is a Certified Public Accountant.

Ann E. Joyce has served as Senior Vice President — Chief Information Officer since April 2003. Prior to that, Ms. Joyce was Chief Information Officer at Leslie Fay, which she joined in 2002. Ms. Joyce also worked at Polo Ralph Lauren from 1996 to 2002 and Garan, Inc. from 1986 to 1996, where she held various senior management positions.

Olivera Lazic-Zangas was promoted to Senior Vice President — Director of Design in February 2002. She rejoined Aeropostale in 1998 as Vice President — Director of Design after serving as a women’s designer for Old Navy for nine months. Prior to Old Navy, she was the Vice President — Design Director for Aeropostale, a position she held since 1997, after serving as the Design Director for Aeropostale Women’s from 1996 to 1997 and Women’s Designer from 1995 to 1996. Prior to 1996, Ms. Lazic-Zangas was a Men’s Knit Designer for the Federated Merchandising Group from 1988 to 1995.

Edward M. Slezak was promoted to Senior Vice President — General Counsel and Secretary in April 2006 after serving as Group Vice President — General Counsel from March 2005 to April 2006 and as Vice President — General Counsel from November 2004 to March 2005. He previously served as Vice President — General Counsel of Acclaim Entertainment, Inc. from June 2002 through November 2004. Prior to that, Mr. Slezak was a senior associate in the corporate department at the law firm of Cadwalader, Wickersham & Taft, LLP.

Mary Jo Pile has served as Senior Vice President — Chief Stores Officer since May 2005. Previously Ms. Pile held the position of Executive Vice President of Stores for Express/Express Men’s. Prior to that, from 1997 to 2001, Ms. Pile held the position of Vice-President of Stores for Express and The Limited. From 1995 to 1997, Ms. Pile led the start-up and launch of Victoria’s Secret Beauty stores as Vice President of Stores — Victoria’s Secret Beauty.

Barbara Pindar has served as Senior Vice President Planning and Allocation since December 2005. Previously, she held the position of Senior Vice President, Inventory Management for the Pottery Barn brands division of Williams-Sonoma. Prior to that time, from 1986 to 2002, Ms. Pindar held various senior executive positions for Limited Brands, Inc., most recently Vice President, Merchandise Planning and Analysis for Victoria’s Secret Direct.

Frederick B. Lamster has served as Senior Vice President of Human Resources since August 2005 after spending 12 years as VP then EVP of Human Resources at various divisions of Limited Brands. Prior to that Mr. Lamster was at Robinson’s as DVP of Compensation and Benefits from 1992-1993 and Director of Training and Development, Campus Relations from 1988 until 1992.

Eric Wesolowski was promoted to Senior Vice President of Real Estate, Leasing and Construction in April 2006. Mr. Wesolowski joined Aeropostale in June, 1991 as an Operations Services Assistant. He held various other positions in Operations, including Vice President, before moving to Real Estate in 2004. Most recently, Mr. Wesolowski was Group Vice President, Real Estate, Leasing and Construction.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

Summary Compensation Table.  The following table sets forth the compensation earned for services rendered to us in all capacities for the fiscal year ended January 28, 2006, by our Chief Executive Officer and our next four most highly compensated executive officers who earned more than $100,000 in salary and bonus during the fiscal year ended January 28, 2006, to whom we refer in this proxy statement collectively as the named executive officers:

Summary Compensation Table

				Long-Term
				Compensation Awards
				Securities	Restricted
		Compensation		Underlying	Stock	All Other
Name and Principal Position	Period Covered	Salary	Bonus	Options(1)	Awards	Compensation(2)

Julian R. Geiger	Fiscal 2005	$930,289	$1,000,000	55,700	25,500	$11,560
Chairman and Chief Executive	Fiscal 2004	796,154	2,400,000	108,000	27,000	183,278
Officer	Fiscal 2003	600,002	1,800,000	43,862	—	12,175
Christopher L. Finazzo	Fiscal 2005	439,077	330,000	12,400	5,700	11,560
Executive Vice President — Chief	Fiscal 2004	398,077	800,000	24,000	6,000	12,166
Merchandising Officer	Fiscal 2003	299,038	600,000	45,000	—	12,175
Thomas P. Johnson	Fiscal 2005	414,077	160,000	9,300	4,200	11,560
Executive Vice President — Chief	Fiscal 2004	372,789	562,500	18,000	4,500	12,166
Operating Officer	Fiscal 2003	256,538	188,384	45,000	—	12,175
Michael J. Cunningham	Fiscal 2005	349,423	140,000	9,300	4,200	11,560
Executive Vice President — Chief	Fiscal 2004	323,558	487,500	18,000	4,500	12,166
Financial Officer	Fiscal 2003	243,942	148,000	45,000	—	12,175
Olivera Lazic-Zangas	Fiscal 2005	279,308	75,000	6,200	2,800	11,560
Senior Vice President — Director	Fiscal 2004	249,231	250,000	12,000	3,000	12,166
of Design

(1)	Fiscal 2003 shares restated for three-for-two split of our common stock that was effectuated in April 2004.

(2)	Represents amounts we paid pursuant to housing and commutation for Mr. Geiger during fiscal 2004, along with amounts we paid pursuant to our Medical Reimbursement Executive Plan and an auto allowance.

Julian R. Geiger

We entered into an employment agreement with Julian R. Geiger on February 1, 2004, and we amended this agreement on April 11, 2005. The amended agreement will remain effective through the last day of our 2007 fiscal year. Under the amended agreement, Mr. Geiger receives an annual base salary of $927,000, an annual incentive bonus, a one-time special bonus of approximately $133,000 which was paid in April 2005, and medical and other benefits. Mr. Geiger’s annual bonus is equal to the product of the percentage increase in consolidated net income for the particular fiscal year times 100, a fixed percentage (7.5%) and Mr. Geiger’s then applicable base salary. Mr. Geiger’s annual bonus is capped at three times his base salary in respect of any fiscal year. However, if, for any fiscal year, the annual bonus computed exceeds three times his base salary (as described above) and there is a percentage increase in consolidated net income for the succeeding fiscal year, then the amount of such excess shall be added to and payable with the annual bonus for such succeeding fiscal year, subject to the limit of three times base salary as defined previously. The annual bonus is payable pursuant to the terms of the Executive Incentive Bonus Plan.

Mr. Geiger is entitled to participate on the same basis as other executive employees of the Company, in any pension, life insurance, health insurance, short-term disability, hospital plans and other benefit plans presently in effect. In addition, Mr. Geiger receives an automobile allowance in the amount of $8,500 per year.

If we terminate Mr. Geiger’s employment without cause, if Mr. Geiger resigns his position as a consequence of a material reduction of his responsibilities, movement of our headquarters more than 25 miles from its present location, a material breach of our agreements with him, if he is removed, without cause, or not re-elected to our

Board of Directors or the offices of Chairman of the Board and Chief Executive Officer of our company, or if he resigns within six months of a change of control of our company, he will be entitled to receive the greater of his base salary for the remainder of the term of the employment agreement or one times his base salary. In addition, Mr. Geiger is entitled to the pro rata portion of the annual bonus he would have received had he been employed by our company for the full fiscal year.

If Mr. Geiger’s employment with our company terminates prior to the end of fiscal 2006 for any of the reasons outlined in the preceding paragraph, he will be restricted from engaging in competitive activities until the earlier of the first anniversary of the termination date, or July 31, 2007. In addition, if his employment with our company terminates prior to the end of fiscal 2006, he will be restricted from soliciting company employees until the earlier of the second anniversary of the termination date, or July 31, 2008.

Christopher L. Finazzo

We entered into an employment agreement with Christopher L. Finazzo on February 1, 2004 that is in effect through the last day of the 2006 fiscal year. For fiscal 2006, Mr. Finazzo receives an annual base salary of $525,000, an annual incentive bonus and medical and other benefits. Mr. Finazzo’s annual bonus is equal to the product of the percentage increase in consolidated net income for the particular fiscal year times 100, a fixed percentage (5.0%) and Mr. Finazzo’s then applicable base salary. Mr. Finazzo’s annual bonus is capped at two times his base salary in respect of any fiscal year. However, if, for any fiscal year, the annual bonus computed exceeds two times his base salary (as described above) and there is a percentage increase in consolidated net income for the succeeding fiscal year, then the amount of such excess shall be added to and payable with the annual bonus for such succeeding fiscal year, subject to the limit of two times base salary as defined previously. The annual bonus is payable pursuant to the terms of the Executive Incentive Bonus Plan.

Mr. Finazzo is entitled to participate on the same basis as other executive employees of the Company, in any pension, life insurance, health insurance, short-term disability, hospital plans and other benefit plans presently in effect. In addition, Mr. Finazzo receives an automobile allowance in the amount of $8,500 per year.

If we terminate Mr. Finazzo’s employment without cause, if Mr. Finazzo resigns his position as a consequence of a material reduction of his responsibilities that is not rescinded within fifteen days, movement of our headquarters more than 25 miles from its present location, a material breach of our agreements with him that continues more than fifteen days, he will be entitled to receive the greater of his base salary for the remainder of the term of the employment agreement or one times his base salary; provided that in no event will the amount be less than one-half his base salary. In addition, Mr. Finazzo is entitled to the pro rata portion of the annual bonus he would have received had he been employed by our company for the full fiscal year.

If Mr. Finazzo’s employment with our company terminates prior to the end of fiscal 2006 for any of the reasons outlined in the preceding paragraph, he will be restricted from engaging in competitive activities until the earlier of the first anniversary of the termination date, or July 31, 2007. However, if his employment shall terminate for any of the reasons outlined in the preceding paragraph or by reason of the expiration date of the last day of fiscal 2006, and on date of such termination Julian R. Geiger shall not be the Chairman and Chief Executive Officer of our company and an individual other than Mr. Finazzo shall have been promoted to the office of chairman and Chief Executive Officer of our company, then the restricted period shall terminate on such date of termination. In addition, if his employment with our company terminates prior to the end of fiscal 2006, he will be restricted from soliciting company employees until the earlier of the second anniversary of the termination date, or July 31, 2008.

Thomas P. Johnson

We entered into an employment agreement with Thomas P. Johnson on February 1, 2004 that is in effect through the last day of the 2006 fiscal year. For fiscal 2006, Mr. Johnson receives an annual base salary of $500,000, an annual incentive bonus and medical and other benefits. Mr. Johnson’s annual bonus is equal to the product of the percentage increase in consolidated net income for the particular fiscal year times 100, a fixed percentage (3.75%) and Mr. Johnson’s then applicable base salary. Mr. Johnson’s annual bonus is capped at one and one-half times his base salary in respect of any fiscal year. However, if, for any fiscal year, the annual bonus computed exceeds one and one-half times his base salary (as described above) and there is a percentage increase in consolidated net income for the succeeding fiscal year, then the amount of such excess shall be added to and payable with the annual bonus for such succeeding fiscal year, subject to the limit of one and one-half times base salary as defined previously. The annual bonus is payable pursuant to the terms of the Executive Incentive Bonus Plan.

Mr. Johnson is entitled to participate on the same basis as other executive employees of the Company, in any pension, life insurance, health insurance, short-term disability, hospital plans and other benefit plans presently in effect. In addition, Mr. Johnson receives an automobile allowance in the amount of $8,500 per year.

If we terminate Mr. Johnson’s employment without cause, if Mr. Johnson resigns his position as a consequence of a material reduction of his responsibilities that is not rescinded within fifteen days, movement of our headquarters more than 25 miles from its present location, a material breach of our agreements with him that continues more than fifteen days, he will be entitled to receive the lesser of his base salary for the remainder of the term of the employment agreement or one times his base salary; provided that in no event will the amount be less than one-half his base salary. In addition, Mr. Johnson is entitled to the pro rata portion of the annual bonus he would have received had he been employed by our company for the full fiscal year.

If Mr. Johnson’s employment with our company terminates prior to the end of fiscal 2006 for any of the reasons outlined in the preceding paragraph, he will be restricted from engaging in competitive activities until the earlier of the first anniversary of the termination date, or July 31, 2007. In addition, if his employment with our company terminates prior to the end of fiscal 2006, he will be restricted from soliciting company employees until the earlier of the second anniversary of the termination date, or July 31, 2008.

Michael J. Cunningham

We entered into an employment agreement with Michael J. Cunningham on February 1, 2004 that is in effect through the last day of the 2006 fiscal year. For fiscal 2006, Mr. Cunningham receives an annual base salary of $400,000, an annual incentive bonus and medical and other benefits. Mr. Cunningham’s annual bonus is equal to the product of the percentage increase in consolidated net income for the particular fiscal year times 100, a fixed percentage (3.75%) and Mr. Cunningham’s then applicable base salary. Mr. Cunningham’s annual bonus is capped at one and one-half times his base salary in respect of any fiscal year. However, if, for any fiscal year, the annual bonus computed exceeds one and one-half times his base salary (as described above) and there is a percentage increase in consolidated net income for the succeeding fiscal year, then the amount of such excess shall be added to and payable with the annual bonus for such succeeding fiscal year, subject to the limit of one and one-half times base salary as defined previously. As of January 29, 2005, The annual bonus is payable pursuant to the terms of the Executive Incentive Bonus Plan.

Mr. Cunningham is entitled to participate on the same basis as other executive employees of the Company, in any pension, life insurance, health insurance, short-term disability, hospital plans and other benefit plans presently in effect. In addition, Mr. Cunningham receives an automobile allowance in the amount of $8,500 per year.

If we terminate Mr. Cunningham’s employment without cause, if Mr. Cunningham resigns his position as a consequence of a material reduction of his responsibilities that is not rescinded within fifteen days, movement of our headquarters more than 25 miles from its present location, a material breach of our agreements with him that continues more than fifteen days, he will be entitled to receive the lesser of his base salary for the remainder of the term of the employment agreement or one times his base salary; provided that in no event will the amount be less than one-half his base salary. In addition, Mr. Cunningham is entitled to the pro rata portion of the annual bonus he would have received had he been employed by our company for the full fiscal year.

If Mr. Cunningham’s employment with our company terminates prior to the end of fiscal 2006 for any of the reasons outlined in the preceding paragraph, he will be restricted from engaging in competitive activities until the earlier of the first anniversary of the termination date, or July 31, 2007. In addition, if his employment with our company terminates prior to the end of fiscal 2006, he will be restricted from soliciting company employees until the earlier of the second anniversary of the termination date, or July 31, 2008.

Olivera Lazic-Zangas

We entered into an employment agreement with Olivera Lazic-Zangas on February 1, 2004 that is in effect through the last day of the 2006 fiscal year. For fiscal 2006, Ms. Zangas receives an annual base salary of $305,000, an annual incentive bonus and medical and other benefits. Ms. Zangas’s annual bonus is equal to the product of the percentage increase in consolidated net income for the particular fiscal year times 100, a fixed percentage (2.50%) and Ms. Zangas’s then applicable base salary. Ms. Zangas annual bonus is capped at one times her base salary in respect of any fiscal year. However, if, for any fiscal year, the annual bonus computed exceeds one times her base salary (as described above) and there is a percentage increase in consolidated net income for the succeeding fiscal year, then the amount of such excess shall be added to and payable with the annual bonus for such succeeding fiscal year, subject to the limit of one times base salary as defined previously. The annual bonus is payable pursuant to the terms of the Executive Incentive Bonus Plan.

Ms. Zangas is entitled to participate on the same basis as other executive employees of the Company, in any pension, life insurance, health insurance, short-term disability, hospital plans and other benefit plans presently in effect. In addition, Ms. Zangas receives an automobile allowance in the amount of $8,500 per year.

If we terminate Ms. Zangas’s employment without cause, if Ms. Zangas resigns her position as a consequence of a material reduction of her responsibilities that is not rescinded within fifteen days, movement of our headquarters more than 25 miles from its present location, a material breach of our agreements with her that continues more than fifteen days, she will be entitled to receive the lesser of her base salary for the remainder of the term of the employment agreement or one times her base salary; provided that in no event will the amount be less than one-half her base salary. In addition, Ms. Zangas is entitled to the pro rata portion of the annual bonus she would have received had she been employed by our company for the full fiscal year.

If Ms. Zangas’s employment with our company terminates prior to the end of fiscal 2006 for any of the reasons outlined in the preceding paragraph, she will be restricted from engaging in competitive activities until the earlier of the first anniversary of the termination date, or July 31, 2007. In addition, if her employment with our company terminates prior to the end of fiscal 2006, she will be restricted from soliciting company employees until the earlier of the second anniversary of the termination date, or July 31, 2008.

Stock Options

The following table summarizes information concerning options granted to the named officers under the Company’s 2002 Long-Term Incentive Plan during the fiscal year ended January 28, 2006.

Option/SAR Grants In Last Fiscal Year

	Number of	Percent of Total
	Securities	Options/SARs
	Underlying	Granted to			Grant Date
	Options/SARs	Employees in	Exercise Price	Expiration	Present
	Granted(1)	Fiscal Year	($/ Share)	Date	Value ($)(2)

Julian R. Geiger	55,700	18.2%	$33.49	3/9/2013	$770,331
Christopher L. Finazzo	12,400	4.1	33.49	3/9/2013	171,492
Thomas P. Johnson	9,300	3.0	33.49	3/9/2013	128,619
Michael J. Cunningham	9,300	3.0	33.49	3/9/2013	128,619
Olivera Lazic-Zangas	6,200	2.0	33.49	3/9/2013	85,746

(1)	The Options granted vest in four equal annual installments beginning on the first anniversary of the date of grant.

(2)	This column represents the value of the options on the grant date using the Black-Scholes option pricing model for the common stock, utilizing the following weighted average value assumptions: stock price volatility of 40%, no dividend yield, 5 year expected life of the options, and a 4.11% risk free interest rate. No adjustment was made for non-transferability or forfeiture of any of the above options. The actual value, if any, that an executive officer may realize will depend on the excess of the market price over the exercise price on the date the option is exercised, therefore, there is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model, which is based on assumptions as to the variables of stock price volatility and interest rate.

Aggregated Option Exercises During Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth information with respect to the named executive officers listed in the Summary Compensation Table concerning option exercises for the fiscal year ended January 28, 2006 and exercisable and unexercisable options held as of January 28, 2006. The value of unexercised in-the-money options at January 28, 2006 is based on the fair market value of our common stock which was the closing price on January 28, 2006 of $30.46 per share, minus the per share exercise price, multiplied by the number of shares underlying the option.

	Fiscal Year Ended
	January 28, 2006		Number of Securities		Value of Unexercised
	Shares		Underlying Options		In-the-Money Options
	Acquired on	Value	at January 28, 2006		at January 28, 2006
	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Julian R. Geiger	—	$—	434,877	136,700	$12,240,925	$578,340
Christopher L. Finazzo	80,000	2,409,803	244,294	52,900	7,017,770	612,720
Thomas P. Johnson	—	—	17,765	45,300	317,593	580,590
Michael J. Cunningham	—	—	15,750	45,300	274,230	580,590
Olivera Lazic-Zangas	—	—	74,450	30,200	2,052,397	387,060

Compensation Committee Interlocks and Insider Participation

No member of our Board of Directors serves, and we anticipate that no member of our Compensation Committee will serve, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Supplemental Executive Retirement Plan

We maintain a supplemental executive retirement plan, or “SERP”, which is an un-funded defined benefit plan for certain officers. The following table sets forth information with respect to the projected benefit obligation, pension expense, and actuarial assumptions used:

	Fiscal 2005	Fiscal 2004	Fiscal 2003

Projected Benefit Obligation:
Present Value of Projected Benefit Obligation	$15,004,000	$10,884,000	$5,753,000
Weighted Average Discount Rate	5.50%	5.25%	6.00%
Assumed Compensation Increase Rate	4.5%	4.5%	4.5%
Components of Net Periodic Benefit Cost:
Interest Cost	$732,000	$626,000	$315,000
Amortization of Prior Experience Loss	550,000	321,000	110,000
Service Cost	421,000	278,000	184,000
Prior Service Cost	74,000	74,000	30,000
Loss Recognized Due to Settlement(1)	—	1,396,000	—

Total Pension Expense	$1,777,000	$2,695,000	$639,000

(1)	Resulted from the early retirement of John S. Mills, our former President and Chief Operating Officer. We made a contribution of $2.4 million in fiscal 2004 in connection with this early retirement.

The following table illustrates, for representative average pensionable compensation and years of benefit service classifications, the annual retirement benefit that would be payable to an employee under our SERP if such employee retired on December 31, 2005 at age 65, based on the straight-life annuity form of payment. The annual retirement benefit amounts incorporate an offset factor included in our SERP’s benefit formula of a percentage of the employee’s estimated Social Security benefit, and are calculated based on the employee’s highest average pay during any five years within the ten-year period prior to retirement. Our SERP provides that a maximum of 30 years of benefit service may be credited to a participant. The number of years of benefit service that have been credited to our named executive officers, as of December 31, 2005, are 30 years for Mr. Geiger, 17 years for Mr. Finazzo, 13 years for Mr. Johnson, 5 years for Mr. Cunningham, and 17 years for Ms. Lazic-Zangas. Thomas Johnson, Executive Vice President and Chief Operating Officer, Michael Cunningham, Executive Vice President and Chief Financial Officer, and Olivera Lazic-Zangas, Senior Vice President and Director of Design, were enrolled in our SERP effective February 1, 2004. The benefit amounts set forth in the following table are subject to further offsets attributable to benefits accrued as of July 31, 1998 under the Supplementary Executive Retirement Plan of Federated Department Stores, Inc. and the Federated Department Stores’ pension plan in the following annual amounts: Mr. Geiger — $97,680; Mr. Finazzo — $4,560; Mr. Johnson — $15,144; and Ms. Lazic-Zangas — $5,052.

Pension Plan Table(1)

	Years of Service(2)
Remuneration	15	20	25	30	35

$ 150,000	$25,300	$33,800	$42,200	$50,600	$50,600
200,000	36,600	48,800	60,900	73,100	73,100
300,000	59,100	78,800	98,400	118,100	118,100
400,000	81,600	108,800	135,900	163,100	163,100
500,000	104,100	138,800	173,400	208,100	208,100
600,000	126,600	168,800	210,900	253,100	253,100
700,000	149,100	198,800	248,400	298,100	298,100
800,000	171,600	228,800	285,900	343,100	343,100
900,000	194,100	258,800	323,400	388,100	388,100
1,000,000	216,600	288,800	360,900	433,100	433,100
1,100,000	239,100	318,800	398,400	478,100	478,100
1,200,000	261,600	348,800	435,900	523,100	523,100
1,300,000	284,100	378,800	473,400	568,100	568,100
1,400,000	306,600	408,800	510,900	613,100	613,100
1,500,000	329,100	438,800	548,400	658,100	658,100
1,600,000	351,600	468,800	585,900	703,100	703,100
1,700,000	374,100	498,800	623,400	748,100	748,100
1,800,000	396,600	528,800	660,900	793,100	793,100
1,900,000	419,100	558,800	698,400	838,100	838,100
2,000,000	441,600	588,800	698,400	883,100	883,100
2,100,000	464,100	618,800	773,400	928,100	928,100
2,200,000	486,600	648,800	810,900	973,100	973,100

(1)	The table reflects the Social Security benefit offset factor, but does not incorporate offsets due to benefits accrued under Federated’s Supplementary Executive Retirement Plan.

(2)	The maximum length of benefit service that may be credited to a participant under the plan is 30 years.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons who are beneficial owners of more than ten percent of the Company’s Common Stock (“reporting persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, the Company believes that, during Fiscal 2005, all reporting persons complied with applicable filing requirements, except that one Form 4 for Mary Jo Pile was inadvertently not filed on a timely basis.

REPORT OF THE COMPENSATION COMMITTEE

The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Proxy Statement by reference therein.

To: The Board of Directors

As members of the Compensation Committee, we are responsible for administering the Company’s incentive plans, including the 1998 Stock Option Plan, 2002 Long-Term Incentive Plan and Executive Incentive Bonus Plan. In addition, we review compensation levels of members of senior management, evaluate the performance of senior management and consider management succession and related matters. The Compensation Committee reviews compensation for the executive officers of the Company with the Board.

Overall Compensation Policies

The primary compensation policy of the Company, which is endorsed by the Compensation Committee, is that a significant portion of the compensation of each executive officer should be based upon the financial performance of the Company and the contribution to that performance made by the executive officer. Thus, a significant portion of the compensation for each executive officer is “at risk.” The Company and the Compensation Committee also believe that executive compensation should serve to attract and retain key employees and provide them with incentives to assist the Company in achieving strategic and financial goals that ultimately enhance the value of the Company’s stock. To further these goals, the Company’s compensation structure for executive officers has three components:

•	Long-Term Incentive Awards

•	Annual Bonus

•	Base Salary

The awards, bonus and base salary for the Company’s Chief Executive Officer are determined and approved by the Compensation Committee. The awards, bonus and base salary for the other executive officers of the Company are recommended by the Chief Executive Officer, subject to review, adjustment and approval by the Compensation Committee.

Long-Term Incentive Awards.  The Company from time to time provides long-term incentives to key employees through the award and/or grant of cash, stock options and restricted stock awards under the 2002 Long-Term Incentive Plan and, commencing in Fiscal 2007, the granting of performance stock awards under the Executive Incentive Bonus Plan. These long-term incentives are designed to couple the interests of key employees with those of stockholders in that the potential realizable value of the awards is directly related to the future value of the Company’s stock. Stock options typically vest over a four-year period.

Annual Bonus.  Annual bonuses allow the Company to recognize individual performance and contributions to the Company on an annual basis. We have employment agreements with each of Mr. Geiger, Mr. Finazzo, Mr. Johnson, Mr. Cunningham, and Ms. Lazic-Zangas pursuant to which their annual bonuses are calculated based on specific objective performance criteria. Ranges for annual bonuses for Fiscal 2005 for other executives were approved by the Compensation Committee and were based on achieving certain financial results and other discretionary factors.

Base Salary.  The Compensation Committee determines base salaries for the Company’s other executive officers, as well as changes in such salaries, based upon recommendations by the Chief Executive Officer. Base salaries are determined based on factors such as market compensation practices and a subjective determination of past performance and expected future contributions.

Compensation of Chief Executive Officer

Julian R. Geiger, Chief Executive Officer and Chairman of the Board of Directors earned $930,289 in base salary for Fiscal 2005, per contractual obligation. Mr. Geiger’s amended employment agreement with the company states that Mr. Geiger will earn $927,000 in each of the twelve months ending January 2007 and the twelve months ending January 2008. In setting the Chief Executive Officer’s base salary, the committee considered company objectives, market and corporate challenges and market compensation practices.

Mr. Geiger earned an annual bonus totaling approximately $1.0 million in Fiscal 2005. Mr. Geiger’s contractual bonus calculation reflects our philosophy of meeting and exceeding certain corporate financial targets. His bonus is based upon achieving certain financial results as defined in his amended employment agreement. The annual bonus is payable pursuant to the terms of the Company’s Executive Incentive Bonus Plan.

As of April 18, 2006, Mr. Geiger beneficially owns 492,948 shares of Aéropostale, Inc. common stock, not including restricted shares and derivative securities, listed below. Of those 492,948 shares, 492,798 shares are pledged pursuant to a forward purchase contract with Deutsche Bank AG. Through the Aéropostale, Inc. 1998 Stock Option Plan and the 2002 Long-Term Incentive Plan, Mr. Geiger possesses 61,530 options to purchase shares of Aéropostale, Inc. common stock, at a strike price of $0.57, 43,862 options to purchase shares of Aeropostale, Inc. common stock, at a strike price of $7.63, 108,000 options to purchase shares of Aeropostale, Inc. common stock, at a strike price of $23.32, 55,700 options to purchase shares of Aeropostale, Inc. common stock, at a strike price of $33.49 and 75,000 options to purchase shares of Aeropostale, Inc. common stock, at a strike price of $28.88. In addition, Mr. Geiger was granted 27,000 restricted shares that vest 3 years from the grant date of March 12, 2004, 25,500 restricted shares that vest 3 years from grant date of March 9, 2005 and 54,313 restricted shares that vest 3 years from grant date of April 4, 2006.

These grants tie the Chief Executive Officer’s long-term compensation to the goals of increasing stockholder value and include “at-risk” compensation as a major portion of the executive’s compensation.

Conclusion

The Compensation Committee has reviewed each element of compensation for each of the executive officers for fiscal 2005. The Compensation Committee reported to the Board of Directors that in the Compensation Committee’s opinion, the compensation of each executive officer is reasonable in view of the Company’s performance and the Compensation Committee’s subjective evaluation of the contribution of each executive officer to that performance.

COMPENSATION COMMITTEE
Mary Elizabeth Burton
Robert B. Chavez
David B. Vermylen

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee and the Performance Graph that appears after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

To: The Board of Directors

As members of the Audit Committee, we are responsible for the oversight of all aspects of the Company’s financial reporting, internal control and audit functions. We adopted a charter in May 2002 and revised this charter in November of 2004. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. We have reviewed and discussed the Company’s financial statements with management.

We selected Deloitte & Touche, LLP to be the Company’s independent registered public accounting firm, and they were responsible for expressing an opinion on the financial statements in the Annual Report for Fiscal 2005. We have received written confirmation from Deloitte & Touche, LLP of their independence within the meaning of the Securities Act administered by the Securities and Exchange Commission and the requirements of the Independence Standards Board Standard No. 1 and have discussed Deloitte & Touche, LLP’s independence. We have discussed with Deloitte & Touche, LLP those matters required by Statement on Auditing Standards No. 61.

In reliance on the reviews and discussions noted above, we recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended January 28, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
David H. Edwab
Mary Elizabeth Burton
Ronald R. Beegle
Karin Hirtler-Garvey

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table sets forth the fees billed by Deloitte & Touche LLP for the past two years for audit and other related services:

	Fiscal
	2005	2004

Audit Fees(1)	$828,000	$771,000
Audit Related Fees(2)	33,000	67,000
Tax Fees(3)	45,000	122,000

Total Fees	$906,000	$960,000

(1)	Includes fees for professional services provided in conjunction with the audit of the Company’s financial statements and internal control over financial reporting, and review of the Company’s quarterly financial statements and comfort letters.

(2)	Includes fees for readiness consulting regarding section 404 of the Sarbanes Oxley Act. Includes fees for assurance and related professional services primarily related to the audit of employee benefit plans, consultation on accounting standards or transactions, and other attestation services.

(3)	Includes fees for professional services provided related to tax compliance (preparation of tax returns) and tax advice (consultation on matters related to audit issues, and sales and use taxes).

(4)	During fiscal 2005, the Audit Committee approved all of the non-audit services. The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the independence of Deloitte & Touche LLP, and determined that the provision of such services did not compromise Deloitte & Touche’s independence.

Equity Compensation Plan Information

The following table provides certain information, as of January 28, 2006, about our common stock that may be issued upon the exercise of options, warrants and rights, as well as the issuance of restricted shares granted to employees, consultants or members of our Board of Directors, under our two existing equity compensation plans, the Aéropostale, Inc. 1998 Stock Option Plan and the Aéropostale, Inc. 2002 Long-Term Incentive Plan.

	Number of Securities	Weighted Average		Number of Securities
	to be Issued Upon	Exercise Price	Number of	Remaining Available
	Exercise of	of Outstanding	Securities Deemed	for Future Issuance
	Outstanding Options,	Options, Warrants	Issued for	Under Equity
Plan Category	Warrants and Rights	and Rights	Restricted Stock	Compensation Plans

Equity Compensation Plans Approved by Security Holders	2,040,634	$12.63	167,650	1,058,817
Equity Compensation Plans not Approved by Security Holders	—	—	—	—

Total	2,040,634	$12.63	167,650	1,058,817

PERFORMANCE GRAPH

The following graph shows the changes, for the period commencing May 16, 2002 and ended January 27, 2006 (the last trading day during the Company’s 2005 fiscal year), in the value of $100 invested in shares of common stock of the Company, the Standard & Poor’s MidCap 400 Composite Stock Price Index (the “S&P MidCap 400 Index”) and the Standard & Poor’s Apparel Retail Composite Index (the “S&P Apparel Retail Index”). The plotted points represent the closing price on the last trading day of the fiscal year indicated.

	May-02	Jan-03	Jan-04	Jan-05	Jan-06
Aéropostale Inc.	$100	$44	$108	$150	$163
S&P 400	$100	$78	$111	$123	$150
S&P Apparel Retail	$100	$79	$104	$127	$120

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

ADDITIONAL INFORMATION

Available Information.  We maintain an Internet Web site, www.aeropostale.com (this and any other references in this Proxy Statement to www.aeropostale.com is solely a reference to a uniform resource locator, or URL, and is an inactive textual reference only, not intended to incorporate the website into this Proxy Statement), through which access is available to our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments of these reports filed, or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, after they are filed with or furnished to the Securities and Exchange Commission. Our Corporate Governance Guidelines and the charters for our Audit Committee, Nominating and

Corporate Governance Committee and Compensation Committee may also be found on our Internet Web site at www.aeropostale.com. In addition, our Web site contains our Code of Business Conduct and Ethics, which is our code of ethics and conduct for our directors, officers and employees. Any waivers to our Code of Business Conduct and Ethics will be promptly disclosed on our web site.

Advance Notice Procedures.  Stockholder proposals intended to be presented at the 2007 Annual Meeting of Stockholders of the Company must be received by January 15, 2007 for inclusion in the Company’s 2007 Proxy Statement. In addition, the Company’s Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s Proxy Statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the General Counsel of the Company at the Company’s principal executive office not less than 60 days or more than 90 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting unless less than 70 days notice or prior public disclosure of the date scheduled for the meeting is given or made, in which event notice by the stockholder to be timely must be delivered or received not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the scheduled annual meeting was mailed or (ii) the day on which such public disclosure was made.

Stockholder Proposals for the 2007 Annual Meeting.  Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2007 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Company’s General Counsel and Secretary no later than January 15, 2007. Proposals should be sent to General Counsel/Secretary, Aeropostale, Inc., 112 West 34th Street, New York, New York 10120.

Proxy Solicitation and Costs.  The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have not retained an outside firm to aid in the solicitation. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock.

Copies of our 2006 Annual Report are being mailed to our stockholders simultaneously with this Proxy Statement.

By order of the Board of Directors,

Edward M. Slezak
Secretary

112 West 34th Street
New York, New York

ANNEX A

AMENDED AND RESTATED

1998 STOCK OPTION PLAN

OF

MSS — DELAWARE, INC. (NOW KNOWN AS AEROPOSTALE, INC.)

WHEREAS, the Company, (as defined below) adopted, as of August 3, 1998, the 1998 Stock Option Plan of MSS — Delaware, Inc.;

WHEREAS, the Company desires that such Plan be amended in manner that continues the original purpose of the Plan (as stated therein) while ensuring that the terms of the Plan and grants made thereunder will be in conformity with the requirements of Section 409A of the Code and Treasury Regulations promulgated thereunder;

THEREFORE, the Company hereby adopts this Amended and Restated 1998 Stock Option Plan, effective with respect to grants made to participants after the date hereof.

The purposes of the Plan are as follows:

(1) To provide an additional incentive for Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

(2) To enable the Company to obtain and retain the services of Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

1.1  Board.   “Board” shall mean the Board of Directors of the Company.

1.2  Change in Control.   “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

(a) any person or related group of persons (other than the Company or a Principal Stockholder or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or a Principal Stockholder) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept; or

(b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (j) who were still in office at the time such election or nomination was approved by the Board; or

(c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than the Company or a Principal Stockholder or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or a Principal Stockholder) acquires more than 25% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or

(d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(e) any person (other than the Company or a Principal Stockholder or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or a Municipal Stockholder) is or becomes the beneficial owner of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company’s then outstanding securities and (A) the identity of the Chief Executive Officer of the Company is changed during the period beginning sixty (60) days before the attainment of the ten percent (10%) beneficial owner-ship and ending two (2) years thereafter, or (B) individuals constituting at least one-third (1/3) of the members of the Board at the beginning of such period shall leave the Board during the period beginning sixty (60) days before the attainment of the ten percent(10%) beneficial ownership and ending two (2) years thereafter.

1.3  Code.  “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.4  Committee.  “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 7.1.

1.5  Common Stock.  “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

1.6  Company.  “Company” shall mean Aeropostale, Inc., a Delaware corporation formerly known as MSS-Delaware.

1.7  Consultant.  “Consultant” shall mean any consultant or adviser if:

(a) the consultant or adviser renders bona fide services to the Company;

(b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital -raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

1.8  Director.  “Director” shall mean a member of the Board.

1.9  Disinterested Director.  “Disinterested Director” shall mean a Director who is a “disinterested person” as defined in Rule 16b-3 of the Exchange Act.

1.10  DRO.  “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.11  Employee.  “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.12  Exchange Act.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.13  Fair Market Value.  “Fair Market Value” of a share of Common Stock as of a given date shall be determined on a fully diluted basis (a) if such stock has first become publicly traded on such date, the mean between the final bid and asked prices on the principal exchange (or NASDAQ if applicable) on which such shares me traded on such date as reported in the Wall Street Journal, (b) if such stock was publicly traded prior to such date, 20 trading days (or such smaller number of days as follow the day prior to the day on which such stock was first publicly traded) prior to the date of determination of the mean between the final bid and asked prices on the principal exchange (or NASDAQ if applicable) on which such shares are traded as reported in the Wall Street Journal, or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

1.14  Incentive Stock Option.  “Incentive Stock Option” shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

1.15  IPO.  IPO shall mean the first public offering by the Company of its Common Stock.

1.16  Non-Qualified Stock Option.  “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

1.17  Optionee.  “Option” shall mean a person who has been granted an Option.

1.18  Option.  “Option” shall mean a stock Option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or Incentive Stock Option; provided, however, that Options granted to Consultants shall be Non-Qualified Stock Options.

1.19  Plan.  “Plan” shall mean The Amended and Restated 1998 Stock Option Plan of MSS-Delaware (now known as Aeropostale, Inc.).

1.20  Principal Stockholder.  “Principal Stockholder” shall mean MSS Acquisition Corp. II, Julian R. Geiger, David R. Geltzer, John S. Mills.

1.21  Securities Act.  “Securities Act” shall mean the Securities Act of 1933, as amended.

1.22  Stock Option Agreement.  “Stock Option Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Option which shall contain such terms and conditions with respect to an Option as the Committee shall determine, consistent with the Plan.

1.23  Subsidiary.  “Subsidiary” shall mean any entity of which the Company owns, directly or indirectly, 50% or more of the aggregate voting power of the voting securities.

1.24  Substitute Option.  “Substitute Option” shall mean an Option granted under this Plan upon the assumption of, or substitution for, outstanding equity options previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Option” be construed to refer to (i) an Option made in connection with the cancellation and repricing of an Option granted under the Plan or (ii) an Option which is treated as the grant of a new stock right or a change in the form of payment for purposes of Code Section 409A.

1.25  Termination of Consultancy.  “Termination of Consultancy” shall mean the time when the engagement of an Optionee as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, or with respect to any Subsidiary’s Consultants, the Subsidiary ceasing to be a Subsidiary; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee. in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.26  Termination of Employment.  “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability, retirement, or, with respect to any Subsidiary’s Employees, the Subsidiary ceasing to be a Subsidiary; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (b) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer -relationship shall constitute a Termination of Employment if and to the extent that such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II

SHARES SUBJECT TO PLAN

2.1  Shares Subject to Plan.  The shares of stock subject to Options shall be shares of the Company’s Common Stock, par value $0.01 per share. The aggregate number of such shares which are authorized for issuance upon exercise of such Options shall not exceed 9,878,610 shares. During any calendar year, no Optionee may receive Options to purchase more than 10% of the shares authorized under the Plan.

2.2  Add-back of Options.  If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be granted hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be granted hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be granted hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be granted if such action would cause an Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

ARTICLE III

GRANTING OF OPTIONS

3.1  Stock Option Agreement.  Each Option shall be evidenced by a written Stock Option Agreement. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2  At-Will Employment.  Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of or as a Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Optionee and the Company or any Subsidiary.

ARTICLE IV

GRANTING OF OPTIONS

4.1  Eligibility.  Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option.

4.2  Disqualification for Stock Ownership.  No person may he granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3  Qualification of Incentive Stock Options.  No Incentive Stock Option shall be granted to any person who is not an Employee.

4.4  Granting of Options to Employees and Consultants.

(a) The Committee shall from time to time, in its discretion, and subject to applicable limitations of the Plan:

(i) Select from among the Employees and Consultants (including Employees and Consultants who have previously received Options under the Plan) such or them as in its opinion should be granted Options;

(ii) Determine the number of shares to be subject to such Options granted to the selected Employees and Consultants;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iv) Determine the terms and conditions of such Options, consistent with the Plan.

(b) Upon the selection of an Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

ARTICLE V

TERMS OF OPTIONS

5.1  Option Price.  The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and:

(a) such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(b) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(b) of the Code); and

(c) in the case of an Option that is a Substitute Option, such price may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(i) the aggregate Fair Market Value (as of the date such Substitute Option is granted) of the shares subject to the Substitute Option; over

(ii) the aggregate exercise price of such Substitute Option; does not exceed the excess of,

(iii) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Option, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(iv) the aggregate exercise price of the option on such shares.

5.2  Option Term.  The term of an Option shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

5.3  Option Vesting

(a) The period during which an Option vests or becomes exercisable, in whole or in part, shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however that, unless the Committee otherwise provides in the terms of the Stock Option Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Option Agreement or by action of the Committee.

(c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

ARTICLE VI

EXERCISE OF OPTIONS

6.1  Partial Exercise.  An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2  Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office.

(a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its sole discretion. also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 8.1 by any person or persons other than the Optionee appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee, may in its discretion (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised opinion thereof, (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment through any other mechanism it determines to be appropriate or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) or (iv).

6.3  Conditions to Issuance of Stock Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares for listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience, and

(e) The receipt by the Company of payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee may be in the form of consideration used by the Optionee to pay for such shares under Section 6.2(d).

6.4  Rights as Stockholders.  Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionees.

6.5  Ownership and Transfer Restriction.  The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Optionee shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option. is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Optionee or (b) one year after the transfer of such shares to such Optionee.

6.6  Additional Limitations on Exercise of Options.  Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the reasonable discretion of the Committee.

ARTICLE VII

ADMINISTRATION

7.1  Compensation Committee.  Prior to an IPO, the Compensation Committee shall consist of the entire Board or a subcommittee of the Board assuming the functions of the Committee under the Plan, provided that the Chief Executive Officer of the Company shall be a member of the Compensation Committee. After an IPO, the Board may elect to have only Disinterested Directors serve on the Committee. Appointment of Committee members shall. be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

7.2  Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Stock Option Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Stock Option Agreement provided that the rights or obligations of the Optionee of the Option that is the subject of any such Stock Option Agreement are not affected adversely. Any such grant under the Plan need riot be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

7.3  Majority Rule, Unanimous Written Consent.  The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

7.4  Compensation: Professional Assistance: Good Faith Actions.  Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All reasonable expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company, The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely in good faith upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination of interpretation, so long as in each case such member was not grossly negligent did not act in bad faith or with willful misconduct.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1  Not Transferable.  No Option under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a DRO, unless and until such Option has been exercised, or the shares underlying such Option have been issued and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy. attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

8.2  Amendment, Suspension or Termination of the Plan.  Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially ended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Optionee alter or impair any rights or obligations under any Option theretofore granted, unless the Option itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

(a) The expiration of ten years from the date the Plan is adopted by the Board, or

(b) The expiration of ten years from the date the Plan is approved by the Company s stockholders under Section 8.4.

Notwithstanding any other provision of this Section 8.2, the Board or the Committee may amend the Plan so as to comply with regulations issued pursuant to Section 409A of the Code without obtaining approval from the Optionees or the Company’s shareholders (although the Board or the Committee may, in their discretion, make any such amendment subject to obtaining shareholder approval).

8.3   Changes in Common Stock or Assets of the Company Acquisition or Liquidation of the Company, Change in Control and Other Corporate Events.

(a) Subject to Section 8.3(c), in the event that the Committee determines that any merger, consolidation, recapitalization, reorganization, reincorporation-stock split, reverse stock split, extraordinary cash dividend, stock dividend, combination or reclassification of the Company’s capital stock or other similar corporate transaction or event affects the Common Stock such that it is appropriate that an adjustment is reasonably determined by the Committee to be in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may reasonably deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued under the Plan and the maximum number of shares subject to Options any Optionee can receive in any calendar year),

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

(iii) the exercise price with respect to any Option.

(b) In the event of any Change in Control or other transaction or event described in Section 8.3(a), or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Option’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option had such Option been currently exercisable or payable or fully vested;

(ii) To provide that the Option cannot vest or be exercised after such event. provided that prior to such event such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (A) Section 5.3, or (B) the provisions of such Option;

(iii) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustment; as to the number and kind of shares and prices; and

(iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, and in the exercise price thereof which the Committee shall reasonably deem appropriate,

(c) No adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or cause an Option granted under the Plan to constitute deferred compensation under Code Section 409A and the regulations promulgated thereunder. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

8.4  Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable nor shall such Options vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be canceled and become null and void.

8.5  Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

8.6  Loans.  Intentionally Omitted.

8.7  Forfeiture Provisions.  Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Committee shall have the right to provide, in the terms of Options granted under the Plan, or to require an Optionee to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Optionee upon any receipt or exercise of the Option, or upon the receipt or resale of any Common Stock underlying the Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (ii) the Optionee at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee or the Optionee incurs a Termination of Employment or Termination of Consultancy for cause.

8.8  Effect of Plan Upon Option and Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other form, of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options otherwise that under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

8.9  Compliance with Laws.  The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to suite and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or government authority as may. in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

8.10  Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

8.11  Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

8.12.  409A Compliance Amendments.  EXCEPT AS OTHERWISE PROVIDED IN AN AGREEMENT BETWEEN THE COMPANY AND AN OPTIONEE, NOTWITHSTANDING ANY OF THE FOREGOING PROVISIONS OF THE PLAN, AND IN ADDITION TO THE POWERS OF AMENDMENT SET FORTH IN SECTION 8.2 HEREOF, THE PROVISIONS HEREOF AND THE PROVISIONS OF ANY OPTION GRANTED HEREUNDER MAY BE AMENDED UNILATERALLY BY THE COMPANY FROM TIME TO TIME TO THE EXTENT NECESSARY (AND ONLY TO THE EXTENT NECESSARY) TO PREVENT THE IMPLEMENTATION, APPLICATION OR EXISTENCE (AS THE CASE MAY BE) OF ANY SUCH PROVISION FROM (I) REQUIRING THE INCLUSION OF ANY “DEFERRED COMPENSATION” PURSUANT TO THE PROVISIONS OF THE PLAN (OR AN AWARD THEREUNDER) IN A PARTICIPANT’S GROSS INCOME PURSUANT TO SECTION 409A OF THE CODE, AND THE REGULATIONS ISSUED THEREUNDER FROM TIME TO TIME AND/OR (II) INADVERTENTLY CAUSING ANY AWARD HEREUNDER TO BE TREATED AS PROVIDING FOR THE DEFERRAL OF COMPENSATION PURSUANT TO SUCH CODE SECTION AND REGULATIONS.

I hereby certify that the foregoing Amended and Restated Plan was duly adopted by the Board of Directors of Aeropostale, Inc. on May 9, 2006.

Executed on this 9th day of May, 2006.

/s/  Edward M. Slezak
Name: Edward M. Slezak
Its: Secretary

ANNEX B

AEROPOSTALE AMENDED AND RESTATED 2002 LONG-TERM INCENTIVE PLAN

WHEREAS, the Company (as defined below) adopted, as of May 16, 2002, the Aeropostale 2002 Long-Term Incentive Plan;

WHEREAS, the Company desires that such Plan be amended in manner that continues the original purpose of the Plan (as stated therein) while ensuring that the terms of the Plan and grants made thereunder will be in conformity with the requirements of Section 409A of the Code and Treasury Regulations promulgated thereunder;

THEREFORE, the Company hereby adopts this Amended and Restated 2002 Long-Term Incentive Plan, effective with respect to grants made to participants after the date hereof and, to the extent necessary to bring prior grants that were not vested as of January 1, 2005 into compliance with the provisions of Section 409A of the Code, effective with respect to such grants.

1.  Purpose.

This plan shall be known as the Aeropostale Amended and Restated 2002 Long-Term Incentive Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of Aeropostale (the “Company”) and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive or non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, performance awards, or any combination of the foregoing may be made under the Plan.

2.  Definitions.

(a) “Board of Directors” and “Board” mean the board of directors of the Company.

(b) “Cause” means the occurrence of one or more of the following events:

(i) Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or (ii) Conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or (iii) Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company; or (iv) Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.

(c) “Change in Control” means the occurrence of one of the following events:

(i) if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the Compensation Committee of the Board, which shall consist solely of two or more members of the Board.

(f) “Common Stock” means the Common Stock, par value $.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

(g) “Competition” is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

(h) “Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee; provided, a disability shall not be considered a Disability with respect to any grants that would be subject to the provisions of Section 409A of the Code unless such disability also constitutes a “disability” as defined in Proposed Treasury Regulation section 1.409A-3(g)(4) or a successor provision.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Exempt Person” means (i) Bear Stearns Merchant Banking, (ii) any person, entity or group under the control of any party included in clause (i), or (iii) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

(k) “Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

(l) “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the “Market”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

(m) “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

(n) “Initial Public Offering” means an underwritten initial public offering and sale of any shares of Common Stock pursuant to an effective registration statement under the Securities Act.

(o) “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

(p) “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

(q) “Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

(r) “Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement with the approval of the Committee.

(s) “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3.  Administration.

The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, including, for the avoidance of doubt, all provisions intended to ensure that the grants made pursuant to the Plan are either not subject to, or are in compliance with, the provisions of Section 409A of the Code, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the Plan in accordance with the provisions of Sections 16 and 17 hereof, (v) interpret the Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company’s general creditors.

4.  Shares Available for the Plan.

Subject to adjustments as provided in Section 15, an aggregate of 1,735,556 shares of Common Stock, which represents the number of shares equal to five percent (5%) of the number of shares of Common Stock outstanding immediately following the consummation of the Company’s Initial Public Offering (the “Shares”) may be issued pursuant to the Plan. No award may be made to a participant in any single calendar year to the extent such award would exceed 10% of the Shares authorized under the Plan (or, in the case of a cash award the value of such number of Shares on the date of grant). Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under the Plan unless, in the case of options granted under the Plan, related SARs are exercised.

Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5.  Participation.

Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

Incentive Stock Options or Non-qualified Stock Options, SARs, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6.  Incentive and Non-qualified Options and SARS.

The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). In any single calendar year, the Committee shall not grant to any one participant options or SARs to purchase a number of shares of Common Stock in excess of 10% of the total number of Shares authorized under the Plan pursuant to Section 4. The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

(a) Price.  The price per Share deliverable upon the exercise of each option (“exercise price”) shall be not less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

(b) Payment.  Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing.

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, of such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under this Plan.

(c) Terms of Options.  The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

(d) Limitations on Grants.  If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

(e) Termination; Forfeiture.

(i) Death or Disability.  If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, the exercisable portion of all of the participant’s options and SARs shall remain so until the expiration date of the options or SARs. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(ii) Retirement.  If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options and SARs may become fully vested and exercisable in the discretion of the Committee. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(iii) Discharge for Cause.  If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

(iv) Other Termination.  Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of , or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 30 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 30-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

(v) Change in Control.  If there is a Change in Control of the Company and a participant is terminated from being a director, officer or employee of, or from performing other services for, the Company or a subsidiary within one year after such Change in Control, all of the participant’s options and SARs shall become fully vested and exercisable upon such termination and shall remain so for up to one year after the date of termination, but in no event after the expiration date of the options or SARS. In addition, the Committee shall have the authority to grant options that become fully vested and exercisable automatically upon a Change in Control, whether or not the grantee is subsequently terminated.

7.  Stock Appreciation Rights.

The Committee shall have the authority to grant SARs under this Plan, subject to such terms and conditions specified in this paragraph 7 and any additional terms and conditions as the Committee may specify.

No SAR may be issued unless (a) the exercise price of the SAR may never be less than the Fair Market Value of the underlying Shares on the date of grant and (b) the SAR does not include any feature for the deferral of compensation income other than the deferral of recognition of income until the exercise of the SAR.

No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR. Prior to the exercise of the SAR and delivery of the cash and/or Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR, multiplied by the number of Shares as to which the SAR is exercised. Such distribution shall be made in cash or in Shares having a Fair Market Value equal to such amount.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR.

It is the Company’s intent that no SAR shall be treated as a payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

8.  Restricted Stock.

The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor.

Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

Except as otherwise provided by the Committee, immediately prior to a Change in Control or at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

It is the Company’s intent that restricted stock grants shall not be treated as a payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

9.  Performance Awards.

Performance awards may be granted to participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of performance awards granted to a participant and the appropriate period over which performance is to be measured (a “performance cycle”). A performance award shall be paid no later than the fifteenth day of the third month following the completion of a performance cycle (or following the elapsed portion of the performance cycle, in the circumstances described in the penultimate and last paragraphs of this Section 9). Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of Common Stock.

The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee. It is the Company’s intent that no performance award shall be treated as a payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation the Company, one or more of its Subsidiaries or divisions or any combination of the foregoing; provided, however, that with respect to any performance award intended to qualify as qualified performance-based compensation for purposes of Code Section 162(m) (a “162(m) Award”), the Compensation Committee shall select goals based on any of the following, either alone or in any combination, on either a consolidated or business unit or divisional level as the Committee may determine: net income; sales revenue; gross profit; gross margin; return on assets; earnings per share; return on equity; return on investment; price of the Common Stock; sales productivity; comparable store sales growth; or market share. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; discontinued operations; acquisitions expenses; and effects of acquisitions and divestitures. Except with respect to 162(m) Awards to the extent Code Section 162(m) or the regulations promulgated thereunder shall limit or restrict the Committee’s authority, during any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable. No provision of this Plan shall preclude the Committee from exercising negative discretion with respect to any performance award hereunder, within the meaning of Treasury Regulations 1.162-27(e)(2)(iii)(A).

The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company’s performance over the performance cycle in relation to the performance goals for such cycle.

The earned portion of a performance award may be paid out in Shares, cash, Other Company Securities, or any combination thereof, as the Committee may determine.

A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the participant shall earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company’s performance over that portion of such cycle.

In the event of a Change in Control, a participant shall earn no less than the portion of the performance award that the participant would have earned if the applicable performance cycle(s) had terminated as of the date of the Change in Control.

10.  Withholding Taxes.

(a) Participant Election.  Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 10(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

(b) Company Requirement.  The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

11.  Written Agreement; Vesting.

Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7, 8 and 9 in connection with a Change of Control or certain occurrences of termination, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

12.  Transferability.

Unless the Committee determines otherwise, no option, SAR, performance award or restricted stock granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution or to a participant’s Family Member by gift or a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option, SAR or performance award may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option, SAR or performance award by gift or qualified domestic relations order; by his or her executor or administrator, the executor or administrator of the estate of any of the foregoing, or any person to whom the Option is transferred by will or the laws of descent and distribution; or by his or her guardian or legal representative; or the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall in any event continue to apply to any option, SAR, performance award or restricted stock granted under the Plan and transferred as permitted by this Section 12, and any transferee of any such option, SAR, performance award or restricted stock shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

13.  Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

14.  Transfer of Employee.

The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15.  Adjustments.

In the event of a reorganization, recapitalization, extraordinary cash dividend, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan and available for issuance to any participant during any calendar year, each pursuant to Section 4 and the maximum number of Shares subject to Options or SARs any participant can receive in any single calendar year pursuant to Section 6), in the number and kind of options, SARs, Shares or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan.. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding options, SARs, performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be (a) assumed by the surviving or continuing corporation or (b) canceled in exchange for property (including cash); provided that, in the case of clause (b), (i) such merger, consolidation, other reorganization or Change in Control constitutes a “change in ownership or control” of the Company within the meaning of Section 409A(a)(2)(A)(v) of the Code and Proposed Treasury Regulation section 1.409A-3(g)(5) or successor provision or (ii) the payment of cash, securities or other property is not treated as a payment of “deferred compensation” under Section 409A of the Code.

Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

16.  Amendment and Termination of the Plan.

The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance- based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 409A of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

Notwithstanding any other provision of this Section 16, the Board or the Committee may amend the Plan so as to comply with regulations issued pursuant to Section 409A of the Code without obtaining approval from the participants or the Company’s shareholders (although the Board or the Committee may, in their discretion, make any such amendment subject to obtaining shareholder approval).

17.  Amendment or Substitution of Awards under the Plan.

The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares (but, (i) in the case of a grant that is or would be treated as “deferred compensation” for purposes of Section 409A of the Code, only to the extent permitted by guidance issued under Section 409A of the Code and (ii) in the case of a 162(m) Award, only to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder); provided that, except as otherwise provided in Section 15, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent, and provided further that the Committee shall not reduce the exercise price of any options or SARs awarded under the Plan. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan, but only if such surrender, exercise, realization, exchange or grant (a) is not treated as the payment of, and does not cause a grant to be treated as, deferred compensation for the purposes of Section 409A of the Code or (b) is permitted under guidance issued pursuant to Section 409A of the Code.

18.  Commencement Date; Termination Date.

The date of commencement of the Plan shall be May 16, 2002, subject to approval by the shareholders of the Company. If required by the Code, the Plan will also be subject to reapproval by the shareholders of the Company prior to May 16, 2007.

Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on May 15, 2012. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Plan.

19.  Severability.

Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

20.  Governing Law.

The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

21.  Compliance Amendments.

EXCEPT AS OTHERWISE PROVIDED IN AN AGREEMENT BETWEEN THE COMPANY AND A PARTICIPANT, NOTWITHSTANDING ANY OF THE FOREGOING PROVISIONS OF THE PLAN, AND IN ADDITION TO THE POWERS OF AMENDMENT SET FORTH IN SECTIONS 16 AND 17 HEREOF, THE PROVISIONS HEREOF AND THE PROVISIONS OF ANY AWARD MADE HEREUNDER MAY BE AMENDED UNILATERALLY BY THE COMPANY FROM TIME TO TIME TO THE EXTENT NECESSARY (AND ONLY TO THE EXTENT NECESSARY) TO PREVENT THE IMPLEMENTATION, APPLICATION OR EXISTENCE (AS THE CASE MAY BE) OF ANY SUCH PROVISION FROM (I) REQUIRING THE INCLUSION OF ANY “DEFERRED COMPENSATION” PURSUANT TO THE PROVISIONS OF THE PLAN (OR AN AWARD THEREUNDER) IN A PARTICIPANT’S GROSS INCOME PURSUANT TO SECTION 409A OF THE CODE, AND THE REGULATIONS ISSUED THEREUNDER FROM TIME TO TIME AND/OR (II) INADVERTENTLY CAUSING ANY AWARD HEREUNDER TO BE TREATED AS PROVIDING FOR THE DEFERRAL OF COMPENSATION PURSUANT TO SUCH CODE SECTION AND REGULATIONS.

I hereby certify that the foregoing Amended and Restated Plan was duly adopted by the Board of Directors of Aeropostale, Inc. on May 9, 2006.

Executed on this 9th day of May, 2006.

/s/  Edward M. Slezak
Name: Edward M. Slezak
Its: Secretary

AUTOMATIC DATA PROCESSING INVESTOR COMMUNICATION SERVICES FACSIMILE COVER SHEET To. Ross Citta Company: Aeropostale Inc. Phone: (646)452-1851 E-Mail Address: rcitta@aeropostsle.com Fax: From: Aida Canales Company: ADP-ICS, Process Management Team Phone: (631)254-1678 Fax: (631)254-1870 DATE & Time: Pages including this cover Page: RE: Production Proof Attached please find the production proof of your proxy card. This represents what a live proxy card would look like. Please review carefully and sign off if acceptable and fax back to my attention. Thank you Signature: Date: Last Revised on 1/5/05 AEROPOSTALE, INC. 201 WILLOWBROOK BLVD. 7TH FLOOR WAYNE, NJ 74700 IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) AUTO DATA PROCESSING INVESTOR COMM SERVICES ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 l...ll..l,l,,ll..l,.l.l.l..ll..l...ll,.l.l.l,,ll 11,1,11 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Aeropostale, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Aeropostale, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. 123,4S6,789,012.00000 000000000000 ~S.CONT PAGE 1 OF FO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: AEROP1 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. _KEEP JJHIS_PORTION FOR_Y_OUR RECORDS DETACH AND RETURN THIS PORTION ONLY AEROPOSTALE, INC. The Board of Directors unanimously recommends a vote “FOR” proposal numbers 1, 2 , 3 and 4. Vote on Directors 1. Item 1 — Election of Directors — Election of nine (9) Members of the Board of Directors: (6) David Edwab (7) John D. Howard (8) David B. Vermylen (9) Karin Hirtler-Garvey (1) Julian R. Geiger (2) Bodil Arlander (3) Ronald Beegle (4) Mary Elizabeth Burton (5) Robert B. Chavez 02 0000000000 FCR WITHHOLD FOR ALL EXCEPT 0 0 215089364428 Instructions: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write the nominee’s name in the space below. FOR AGAINST WITHHOLD Vote on Proposals 2. Item 2 — To approve the Company’s Amended and Restated 1998 Stock Option Plan 3. Item 3 — To approve the Company’s Amended and Restated 2002 Long Term Incentive Plan 0 0 0 O O 4. Item 4 — Ratify Appointment of Independent Auditors: To ratify the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year end ing February 3, 2007 AUTO DATA PROCESSING INVESTOR COMM SERVICES ATTENTION: TEST PRINT SI MERCEDES WAY EDGEWOOD, NY 11717 IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, pleas* give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by a duly authorized person. No Yes 0 0 HOUSEHOLDING ELECTION — Please indicate if you consent to receive certain future investor communications in a single package per household. O Signature [PLEASE SIGN WITHIN BOX] Date P33958 Signature (Joint Owners) Date 123,456,789,012 007865E99 33

FOLD AND DETACH HERE PROXY ANNUAL MEETING OF STOCKHOLDERS OF AEROPOSTALE, INC. 112 West 34th Street New York, New York 10120 This Proxy is Solicited on Behalf of the Board of Directors of the Company The undersigned stockholder hereby appoints Julian R. Geiger, Michael J. Cunningham, and Edward M. Slezak, and each of them individually as proxies forthe undersigned, each with full power of substitution for and in the name of the undersigned, to act for the undersigned and to vote, as designated on the reverse, all of the shares of common stock of Aeropostale, Inc. (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, or adjournment or postponement thereof, to be held June 14, 2006, at 2:00 p.m., local time, at The Pierre Hotel at 2 East 61st Street, New York, New York, 10021 to consider and act upon the matters as designated on the reverse side. Unless otherwise specified in the boxes and space provided, the proxies shall vote in the election of directors for the nominees listed on the reverse side, and shall have discretionary powerto vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors has established the close of business on April 28, 2006, as the record date forthe determination of the stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders. Please date, sign and mail your proxy card as soon as possible (continued and to be signed on the reverse side)